UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Information Required in Proxy Statement

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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BOLT TECHNOLOGY CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BOLT TECHNOLOGY CORPORATION

Four Duke Place

Norwalk, Connecticut 06854

(203) 853-0700

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held November 20, 2007

To the Stockholders of Bolt Technology Corporation:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of BOLT TECHNOLOGY CORPORATION, a Connecticut corporation (the “Company”), will be held at the Doubletree Hotel, 789 Connecticut Avenue, Norwalk, Connecticut 06854, on Tuesday, November 20, 2007, at 10:00 A.M., Eastern Standard Time, for the following purposes:

1. To elect three directors of the Company to hold office for a term of three years and until their successors are duly elected and shall qualify.

2. To adopt an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock, without par value, from 9,000,000 to 20,000,000 shares.

3. To approve the adoption of the Bolt Technology Corporation Amended and Restated 2006 Stock Option and Restricted Stock Plan.

4. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on October 12, 2007 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting and any adjournment or postponement thereof.

STOCKHOLDERS ARE URGED TO DATE, SIGN AND RETURN THE ENCLOSED FORM OF PROXY AT THEIR EARLIEST CONVENIENCE, EVEN IF THEY PLAN TO ATTEND THE MEETING. A RETURN ENVELOPE IS ENCLOSED FOR THIS PURPOSE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

By Order of the Board of Directors,

JOSEPH MAYERICK, JR.,
Secretary

Dated: October 19, 2007

BOLT TECHNOLOGY CORPORATION

Four Duke Place

Norwalk, Connecticut 06854

(203) 853-0700

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

To Be Held November 20, 2007

The accompanying proxy is solicited by the Board of Directors for use at the Annual Meeting of Stockholders of Bolt Technology Corporation (the “Company”) to be held at the Doubletree Hotel, 789 Connecticut Avenue, Norwalk, Connecticut 06854, on Tuesday, November 20, 2007, at 10:00 A.M., Eastern Standard Time, and at any and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The approximate date on which this Proxy Statement, Notice of Annual Meeting and accompanying proxy card will be first given or mailed to stockholders is October 19, 2007.

Only stockholders of record of the Company’s Common Stock, without par value (the “Common Stock”), at the close of business on October 12, 2007 are entitled to notice of, and to vote the shares of Common Stock held by them on that date, at the Annual Meeting of Stockholders (the “Annual Meeting”) or any adjournments or postponements thereof. On October 12, 2007, there were issued and outstanding 5,721,065 shares of Common Stock, the holders of which are entitled to one vote per share on all matters.

A quorum for the Annual Meeting of Stockholders shall consist of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting, present in person or by proxy.

Any stockholder giving a proxy is empowered to revoke it at any time before it is exercised. A proxy may be revoked by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date. Any stockholder may still attend the meeting and vote in person, regardless of whether he has previously given a proxy, but presence at the meeting will not revoke his proxy unless such stockholder votes in person.

If the accompanying proxy card is properly completed, signed and returned to the Company and not revoked, it will be voted in accordance with the instructions contained therein.

Unless contrary instructions are given, the persons designated as proxies in the proxy card will vote (i) FOR the slate of nominees proposed by the Board of Directors, (ii) FOR the amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock from 9,000,000 to 20,000,000 shares, (iii) FOR approval of the adoption of the Bolt Technology Corporation Amended and Restated 2006 Stock Option and Restricted Stock Plan (the “Amended and Restated Plan”), and (iv) with regard to all other matters that may be properly brought before the Annual Meeting, in accordance with the judgment of the person or persons voting the proxies.

Votes withheld, abstentions and broker non-votes (shares held by brokers or nominees that are present in person or represented by proxy but which are not voted on a particular matter because instructions have not been received from the beneficial owner) will be counted for purposes of determining the presence of a quorum at the Annual Meeting. Directors will be elected by a plurality of votes present, in person or by proxy, at the Annual Meeting. The amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock from 9,000,000 to 20,000,000 shares, the adoption of the Amended and Restated Plan and all other matters that properly come before the Annual Meeting will be approved if the votes cast in favor of the matter exceed the votes cast in opposition to the matter. Votes withheld, abstentions and broker non-votes are not counted as a vote “in favor” or a vote “against” (i) the election of any director, (ii) the amendment of the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock from 9,000,000 to 20,000,000 shares, (iii) the adoption of the Amended and Restated Plan or (iv) any other such matters.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

A beneficial owner of a security includes any person who directly or indirectly has or shares voting power and/or investment power with respect to such security. Voting power is the power to vote or direct the voting of securities, and investment power is the power to dispose of or direct the disposition of securities. The following table sets forth certain information concerning each person known to the Company or its management who beneficially owned more than 5% of the Company’s Common Stock as of October 12, 2007.

Name and Address of Beneficial Owner	Shares of Common Stock Beneficially Owned	Percent of Class(1)
Robert Sussman 5800 East Starlight Road Paradise Valley, AZ 85253(2)	502,350	8.8%

Bridgeway Capital Management, Inc. 5615 Kirby Drive Suite 518 Houston, TX 77005(3)	328,427	5.7%

(1)	Percentages are based on 5,721,065 shares of the Company’s Common Stock outstanding on October 12, 2007.
(2)	Based solely on information provided by Mr. Sussman in an amendment to Schedule 13G filed with the Securities and Exchange Commission on February 9, 2007, as of December 31, 2006, which states that Mr. Sussman has sole voting and investment power over 260,000 shares of the Company’s Common Stock and shared voting and investment power over 242,350 shares of the Company’s Common Stock.
(3)	Based solely on information provided by Bridgeway Capital Management, Inc. (“Bridgeway”) in a Schedule 13G filed with the Securities and Exchange Commission on February 2, 2007, as of December 31, 2006, which states that Bridgeway is an investment adviser registered under the Investment Advisers Act of 1940, furnishes investment advice to various investment companies and unit investment trusts and to certain separate accounts (collectively, “Managed Portfolios”), and in its role as investment adviser or manager, possesses voting and/or investment power over the securities of the Company owned by the Managed Portfolios and may be deemed to be the beneficial owner of the shares of the Company held by the Managed Portfolios. The Schedule 13G states that all securities reported in the Schedule 13G are owned by the Managed Portfolios, and that Bridgeway disclaims beneficial ownership of such securities.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth all equity securities of the Company beneficially owned as of October 12, 2007 by (i) each director and nominee for director, (ii) each executive officer named in the Summary Compensation Table below, and (iii) all directors and executive officers as a group. Except as otherwise indicated, all beneficial ownership reflected in the table represents sole voting and investment power as to the shares of Common Stock listed.

Name	Amount of Shares of Common Stock Owned/Nature of Ownership(1)		Options Exercisable(2)	Total	Percent of Total Class(3)
Kevin M. Conlisk	10,000	(4)	750	10,750	*
Joseph Espeso	2,400		—	2,400	*
Michael H. Flynn	1,000		2,000	3,000	*
Michael C. Hedger	—		—	—	—
George R. Kabureck	3,745		2,000	5,745	*
Joseph Mayerick, Jr.	—		—	—	—
Stephen F. Ryan	1,000		750	1,750	*
Gerald H. Shaff	20,000		—	20,000	*
Gerald A. Smith	3,883		750	4,633	*
Raymond M. Soto	52,410		—	52,410	*
All Executive Officers and Directors as a Group	94,438		6,250	100,688	1.8%

*	Less than 1% of the Company’s outstanding shares of Common Stock as of October 12, 2007.
(1)	Includes 700 shares and 1,875 shares held by the wives of Messrs. Espeso and Soto, respectively (an aggregate of 2,575 shares owned by the wives of all directors and officers as a group), as to which such directors and officers disclaim beneficial ownership.
(2)	Represents shares subject to stock options granted under the Company’s 2006 Stock Option Plan that may be acquired within 60 days.
(3)	The percentages represent the total of shares listed in columns (1) and (2) divided by the Company’s outstanding shares of Common Stock as of October 12, 2007 plus all shares subject to stock options granted to the individual or group, as appropriate, that may be acquired within 60 days.
(4)	Includes 3,000 shares held by Mr. Conlisk and his wife as joint tenants.

PROPOSAL 1

ELECTION OF DIRECTORS

In accordance with the Company’s Certificate of Incorporation and By-Laws, the Board of Directors is divided into three classes, with the directors in each class elected at successive annual meetings for three year terms. The Company’s Board of Directors currently consists of nine members, all of whom are elected by the holders of the Common Stock.

The three directors whose terms are expiring at the Annual Meeting are Joseph Espeso, Stephen F. Ryan and Gerald H. Shaff. Mr. Shaff, having attained directors’ retirement age, will be retiring from the Board of Directors as of the date of the Annual Meeting. The Nominating Committee has recommended for nomination, and the Board of Directors has nominated, Joseph Espeso, Michael C. Hedger and Stephen F. Ryan to stand for election at the Annual Meeting in the class of directors whose term expires at the Company’s Annual Meeting of Stockholders in 2010. Mr. Espeso has served as a director of the Company since 1999, and Mr. Ryan has served as a director of the Company since 2004. Mr. Hedger, President of the Company’s wholly-owned subsidiary, A-G Geophysical Products, Inc., was recommended as a candidate to fill the vacancy created by Mr. Shaff’s retirement by the non-employee members of the Board of Directors and Raymond M. Soto, the Company’s Chairman, President and Chief Executive Officer.

At the Annual Meeting, the accompanying proxy, if properly completed, executed and returned, will be voted (absent contrary instructions) in favor of electing these three nominees as directors. Should any one or all of these nominees become unable to accept nomination or election, which the Board of Directors has no reason to believe will be the case, the persons named in the enclosed form of proxy will vote for the election of such person or persons as the Nominating Committee may recommend for nomination and the Board of Directors may nominate. The other persons listed below will continue in office as directors until the expiration of their terms and until their successors are duly elected and shall qualify.

The Board of Directors recommends a vote “FOR” the slate of nominees described below.

The following table sets forth the name, age and principal occupation for the past five years of, and certain other information for, each of the nominees for election as a director and each of the incumbent directors of the Company.

Name, Age and Positions, if any, with the Company	Business Experience During Past 5 Years	Director Since
Nominees for Term Expiring in 2010:

Joseph Espeso, 65, Senior Vice President—Finance, Chief Financial Officer and Director	Senior Vice President—Finance and Chief Financial Officer of the Company since 2001.	1999

Michael C. Hedger, 52, Nominee	President, A-G Geophysical Products, Inc., a wholly-owned subsidiary of the Company, since 2002. Mr. Hedger has been employed by A-G since 1988 and served in various capacities prior to becoming President, including Vice President-Sales.	—

Name, Age and Positions, if any, with the Company	Business Experience During Past 5 Years	Director Since
Stephen F. Ryan, 72, Director	Retired in 2001 from Selas Corporation of America (now known as IntriCon Corporation), a diversified international firm engaged in the design, development, engineering and manufacturing of industrial products, where he served as Chairman for three years and President, Chief Executive Officer and Director for 13 years.	2004

Directors Elected for Term Expiring in 2008:

Kevin M. Conlisk, 62, Director	A Principal and Chief Financial Officer of Alinabal Holdings Corporation, a diversified manufacturer of industrial products, for more than five years. Trustee of Fairfield University since 2004.	1996

Joseph Mayerick, Jr., 65, Senior Vice President—Marketing, Secretary and Director	Senior Vice President—Marketing of the Company since 1991.	1993

Gerald A. Smith, 61, Director	Chief Executive Officer of Fiserv Lending Solutions, a division of Fiserv, Inc., an independent, full service provider of integrated data processing and information management systems to the financial industry, for more than five years.	1993

Directors Elected for Term Expiring in 2009:

Michael H. Flynn, 69, Director	Director of Connecticut Community Bank N.A. since 2003. Retired in 2006 as Vice Chairman of Connecticut Community Bank N.A. President of Associated Community Bancorp, Inc. and Chairman of its subsidiary, Westport National Bank, from 2002 through 2003. President and Chief Executive Officer of Westport National Bank from 1997 through 2003. Director of Yale-New Haven Hospital since 2002 and Yale-New Haven Health System since 1996.	2002

George R. Kabureck, 68, Director	Senior Vice President—Administration of Norwalk Hospital for more than five years until retiring in September 2001.	2002

Raymond M. Soto, 68, Chairman, President, Chief Executive Officer and Director	President and Chief Executive Officer of the Company since 1990, and Chairman of the Company since 1997.	1979

GENERAL INFORMATION RELATING TO THE BOARD OF DIRECTORS

During the fiscal year ended June 30, 2007, the Board of Directors held eight Board meetings and nine Committee meetings. No director attended fewer than 75% of the total number of meetings of the Board and of the Committees of which he is a member.

The Board of Directors has adopted a policy encouraging its members to attend the Annual Meeting of Stockholders. All of the Company’s directors attended the 2006 Annual Meeting of Stockholders.

The Board of Directors has determined that the following members of the Board and nominees for director are “independent” in accordance with the American Stock Exchange Listing Standards, Policies and Requirements: Kevin M. Conlisk, Michael H. Flynn, George R. Kabureck, Stephen F. Ryan and Gerald A. Smith. In making this determination, the Board of Directors considered the fact that Mr. Smith’s son is an employee of the Company and concluded that this employment does not affect Mr. Smith’s independence. During the fiscal year ended June 30, 2007, the independent members of the Board of Directors held two meetings without the inside members present.

Information on Committees of the Board of Directors

The committees of the Board of Directors are the Audit Committee, the Executive Compensation Committee, the Nominating Committee, the Stock Option Committee and the Executive Committee.

Audit Committee. The Audit Committee is a committee of the Board of Directors established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)). The Audit Committee reviews, acts on and reports to the Board of Directors with respect to various auditing and accounting matters, including approval in advance of all audit and non-audit services (except as permitted by law) provided to the Company by independent accountants, selection of the independent accountants to perform the annual audit of the Company, review and discussion with the independent accountants of the plan for and the results of the annual audit, and review of the Company’s internal controls and accounting system. The current members of the Audit Committee are Kevin M. Conlisk (Chairman), George R. Kabureck, Stephen F. Ryan and Gerald A. Smith. The Board of Directors has determined that each member of the Audit Committee is “independent” in accordance with the American Stock Exchange Listing Standards, Policies and Requirements. The Board of Directors has also determined that each member of the Audit Committee is an “audit committee financial expert” within the meaning of the rules of the Securities and Exchange Commission. The Audit Committee held four meetings during fiscal year 2007. The Board of Directors has adopted a written charter for the Audit Committee. The Audit Committee Charter is not available on the Company’s website but was attached as Appendix A to the Company’s Proxy Statement for the 2006 Annual Meeting of Stockholders.

Executive Compensation Committee. The Executive Compensation Committee oversees the Company’s executive compensation programs and establishes its executive compensation policies. The current members of the Executive Compensation Committee are George R. Kabureck (Chairman), Stephen F. Ryan and Gerald A. Smith. The Board of Directors has determined that each member of the Executive Compensation Committee is “independent” in accordance with the American Stock Exchange Listing Standards, Policies and Requirements. The Executive Compensation Committee held one meeting during fiscal year 2007. The Board of Directors has adopted a written charter for the Executive Compensation Committee. The Executive Compensation Committee Charter is not available on the Company’s website, but a copy is annexed as Appendix A to this Proxy Statement.

Pursuant to its charter, the Executive Compensation Committee reviews and recommends to the Board of Directors the compensation level, including annual salary and discretionary bonus, of the Company’s Named Executive Officers listed in the Summary Compensation Table set forth below in this Proxy Statement, and the form and amount of compensation of members of the Board of Directors, including compensation for committee service or service as chairperson of a committee. The charter permits the Executive Compensation Committee to delegate its authority to subcommittees or to one member, as the Executive Compensation Committee deems appropriate, as long as the subcommittee or individual delegate reports any actions it takes to the whole Executive Compensation Committee at its next regularly scheduled meeting; however, in fiscal year 2007 the Executive Compensation Committee did not delegate its authority to any subcommittees or members. The Executive Compensation Committee considers input from the Chief Executive Officer with respect to compensation of the Named Executive Officers and directors, although final recommendations regarding executive compensation are made by the committee. Under the charter, the Executive Compensation Committee has the authority to retain third-party consultants to provide advice regarding compensation issues; however, the Committee has not retained a third-party consultant to review the Company’s current policies and procedures with respect to executive compensation. The Executive Compensation Committee also reviews and discusses with the Company’s management the Compensation Discussion and Analysis (“CD&A”) included in the Company’s proxy statement for its annual meeting of stockholders and, based on that review and discussion, makes a recommendation to the Board of Directors regarding inclusion of the CD&A in the Company’s annual proxy statement, and issues a report on its review, discussion and recommendation which is included in the Company’s annual proxy statement.

Compensation Committee Interlocks and Insider Participation. No member of the Executive Compensation Committee served as one of the Company’s officers or employees during fiscal year 2007 or was formerly an officer of the Company. None of the Company’s executive officers served as a member of the compensation committee of any other company that has an executive officer serving as a member of the Company’s Board of Directors or Executive Compensation Committee during fiscal year 2007. None of the Company’s executive officers served as a member of the board of directors of any other company that has an executive officer serving as a member of the Company’s Executive Compensation Committee during fiscal year 2007.

Nominating Committee. The Nominating Committee is primarily responsible for identifying individuals qualified to become directors of the Company and recommending to the Board of Directors candidates to fill vacancies on the Board or to stand for election to the Board by the stockholders. The current members of the Nominating Committee are Michael H. Flynn (Chairman), Kevin M. Conlisk, George R. Kabureck, Stephen F. Ryan and Gerald A. Smith. The Board of Directors has determined that each member of the Nominating Committee is “independent” in accordance with the American Stock Exchange Listing Standards, Policies and Requirements. The Nominating Committee held one meeting during fiscal year 2007. The Board of Directors has adopted a written charter for the Nominating Committee. The Nominating Committee Charter is not available on the Company’s website, but a copy is annexed as Appendix B to this Proxy Statement.

The Nominating Committee will consider persons recommended by stockholders for inclusion as nominees for election to the Board of Directors. The Nominating Committee expects to identify nominees to serve as directors of the Company primarily by accepting and considering the suggestions and nominee recommendations made by directors, management and stockholders. The Nominating Committee has not established specific minimum qualifications for recommended nominees. However, as a matter of practice, the Nominating Committee considers recommended nominees for director based on criteria approved by the Board of Directors, some of which may include their integrity, judgment, independence, financial and business experience and their ability to represent and act on behalf of all stockholders, as well as the extent to which the nominee would fill a present need on the Board. Consideration of new Board nominee candidates typically involves internal discussions, identification of potential candidates and interviews with selected candidates. Stockholder recommendations will be evaluated in the same manner as any other recommendations received.

For the 2008 Annual Meeting of Stockholders, the Nominating Committee will consider persons recommended by stockholders for inclusion as nominees for election to the Board of Directors that are received by the Secretary of the Company no later than June 21, 2008. Stockholder recommendations must be signed, dated and sent to the Office of the Secretary at the Company’s offices at Four Duke Place, Norwalk, Connecticut 06854, and must include the following information: (i) the name and address of the stockholder making the recommendation; (ii) proof that the stockholder was the stockholder of record, and/or beneficial owner, of the Company’s Common Stock as of the date of the letter; (iii) the name, address, resume and biographical information of the recommended nominee, information regarding the recommended nominee’s qualifications, and such other information as is required to be set forth in a definitive proxy statement filed with the Securities and Exchange Commission; and (iv) the written consent of the recommended nominee to serve as a director of the Company if so nominated and elected.

Stock Option Committee. The Stock Option Committee is authorized to administer the Company’s 2006 Stock Option Plan in accordance with its terms. Under the terms of the 2006 Stock Option Plan, the Stock Option Committee must be composed of two or more directors who are not employees or officers of the Company. The current members of the Stock Option Committee are Stephen F. Ryan (Chairman), Kevin M. Conlisk, Michael H. Flynn, George R. Kabureck and Gerald A. Smith. The Stock Option Committee held one meeting during fiscal year 2007.

Executive Committee. The Executive Committee is authorized to exercise the general powers of the Board of Directors managing the business and affairs of the Company between meetings of the Board. The current members of the Executive Committee are Raymond M. Soto (Chairman), Kevin M. Conlisk and Gerald A. Smith. The Executive Committee did not meet in fiscal year 2007.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed the Company’s consolidated financial statements for the fiscal year ended June 30, 2007 with management and McGladrey & Pullen, LLP, the Company’s independent accountants. The Audit Committee discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees.”

The Company’s independent accountants also provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and the Audit Committee has discussed the independent accountants’ independence with the independent accountants.

Based on the review and discussions referred to above, the Audit Committee recommended to the Company’s Board of Directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended June 30, 2007 filed with the Securities and Exchange Commission.

The Audit Committee also reviewed the fees paid to McGladrey & Pullen, LLP during fiscal year 2007 and determined that the services provided by McGladrey & Pullen, LLP are compatible with maintaining its independence.

Audit Committee

Kevin M. Conlisk, Chairman

George R. Kabureck

Stephen F. Ryan

Gerald A. Smith

MANAGEMENT

Directors and Executive Officers

The directors and executive officers of the Company are as follows:

Name	Position

Raymond M. Soto	Chairman of the Board, President, Chief Executive Officer and Director(5)
Joseph Espeso	Senior Vice President—Finance, Chief Financial Officer and Director
Joseph Mayerick, Jr.	Senior Vice President—Marketing, Secretary and Director
Kevin M. Conlisk	Director(1)(3)(4)(5)
Michael H. Flynn	Director(3)(4)
George R. Kabureck	Director(1)(2)(3)(4)
Stephen F. Ryan	Director(1)(2)(3)(4)
Gerald H. Shaff	Director
Gerald A. Smith	Director(1)(2)(3)(4)(5)

(1)	Member of the Audit Committee
(2)	Member of the Executive Compensation Committee
(3)	Member of the Nominating Committee
(4)	Member of the Stock Option Committee
(5)	Member of the Executive Committee

See “Election of Directors” for biographies of each director and executive officer.

Code of Ethics

The Board of Directors has adopted a Code of Ethics applicable to the Company’s directors, officers and employees. The Code of Ethics is available on the Company’s website at www.bolt-technology.com.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Gerald H. Shaff, a director of the Company and the President of the Company’s wholly-owned subsidiary, Custom Products Corporation, had a two year employment contract with Custom Products Corporation, effective January 1, 2005, which provided for annual salary and discretionary bonus. For the fiscal year ended June 30, 2007, Mr. Shaff received approximately $200,850 pursuant to his employment agreement and a matching contribution paid to his account under the Company’s 401(k) Savings Plan. This employment agreement expired by its terms on December 31, 2006.

Michael C. Hedger, a nominee for director of the Company and the President of the Company’s wholly-owned subsidiary, A-G Geophysical Products, Inc. (“A-G”), has an employment agreement with A-G in effect through June 30, 2010, subject to extension, which provides for annual salary, discretionary bonus and incentive compensation. For the fiscal year ended June 30, 2007, Mr. Hedger received approximately $641,500 pursuant to his employment agreement and a matching contribution paid to his account under the Company’s 401(k) Savings Plan.

Review, Approval or Ratification of Transactions with Related Persons

In addition to the policies in the Company’s Code of Ethics, the Audit Committee is responsible for review, oversight and approval of all transactions between the Company and any related person (as defined in SEC rules).

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The Executive Compensation Committee, which we also refer to as the Compensation Committee, assists the Board of Directors in fulfilling its responsibilities with respect to oversight and determination of compensation to our executive officers named in the Summary Compensation Table set forth below, who we sometimes refer to collectively as the “Named Executive Officers.” The Compensation Committee’s recommendations with respect to executive compensation are presented to the Board of Directors for review and approval by the independent directors. The Compensation Committee’s composition, functions, duties and responsibilities are described in this Proxy Statement under “General Information Relating to the Board of Directors—Information on Committees of the Board of Directors—Executive Compensation Committee.”

Our executive compensation philosophy is designed to enable us to attract, retain and reward capable employees who can contribute to our success through three principal components: (i) base salary, (ii) annual discretionary cash bonus, and (iii) long-term incentive compensation. We also provide certain executive officers with benefits such as health, disability and life insurance, certain perquisites, severance benefits and participation in a 401(k) savings plan with a Company match component that is available to all of our eligible employees. Each of these components is discussed in more detail below. These elements are combined in an effort to formulate compensation packages that provide competitive pay, reward the achievement of financial, operational and strategic objectives and align the interests of our executive officers with those of our stockholders. Individual compensation will vary based on factors such as scope of responsibility, performance, ability, tenure and retention risk.

Base Salary. The base salary of Mr. Soto, the Company’s Chairman, President and Chief Executive Officer, is determined pursuant to his employment agreement with the Company, the terms of which are described in greater detail in this Proxy Statement following the “Summary Compensation Table” set forth below. Mr. Soto’s fiscal year 2007 salary increased to $335,412, a 5% increase over his fiscal year 2006 salary of $319,400.

Base salaries of the other Named Executive Officers are determined on an individual basis and are based on a periodic review and evaluation of a number of factors. Such factors include job responsibilities, an evaluation of the executive officer’s performance and individual contributions, the executive’s historical pay levels, and the recommendation of the Chief Executive Officer. The Compensation Committee seeks to maintain base salaries for the Company’s executive officers at levels that the Compensation Committee, based on its experience, believes are competitive with the compensation of executive officers with similar responsibilities in similarly situated companies. The Compensation Committee does not consider any one factor more important than any other and does not use any particular formula to arrive at base salary level. Based on its review, the Compensation Committee recommended that the base salary of each of Mr. Espeso, Senior Vice President-Finance and Chief Financial Officer, and Mr. Mayerick, Senior Vice President-Marketing and Secretary, for fiscal year 2007 increase to $203,000, a 3% increase over their fiscal year 2006 salaries of $197,000.

Annual Discretionary Cash Bonus. The Compensation Committee has not adopted any formal guidelines for determining annual discretionary cash bonuses, although the Compensation Committee observes an overall limitation that total bonuses to the Named Executive Officers with respect to a fiscal year cannot exceed 15% of

(x) the Company’s income before taxes for that fiscal year plus (y) the total bonuses to the Named Executive Officers for that fiscal year.

Prior to the end of the Company’s fiscal year, the Compensation Committee receives a recommendation from the Chief Executive Officer with respect to bonuses for the Named Executive Officers for the fiscal year based, in part, on management’s preliminary estimate of the Company’s year-end financial results for that fiscal year. The Compensation Committee considers the Chief Executive Officer’s recommendation, the Company’s performance, the Named Executive Officer’s performance and contributions during the fiscal year, and other factors it may deem appropriate, to determine if a cash bonus will be awarded and, if so, makes a recommendation on the amount of the cash bonus. This recommendation is then reviewed and, if appropriate, approved by the Compensation Committee and the other independent members of the Board of Directors based on the Company’s audited financial results for the fiscal year.

In approving discretionary bonus awards with respect to fiscal year 2007, the Compensation Committee gave considerable weight to the Company’s strong financial results for fiscal year 2007 and the contributions of each of the Named Executive Officers during the fiscal year. On August 22, 2007, the Compensation Committee approved a discretionary bonus to Mr. Soto in the amount of $500,000 and to each of Mr. Espeso and Mr. Mayerick in the amount of $155,000 with respect to fiscal year 2007. The other independent members of the Board of Directors also approved these cash bonuses.

Long-Term Incentive Compensation. To promote the Company’s long-term objectives, the Company has historically made equity awards in the form of stock options to employees, officers and directors under a stock option plan approved by our stockholders. Since equity awards may vest and grow in value over time, this component of our compensation plan is designed to reward performance over a sustained period. The Company intends these awards to strengthen the focus of employees, officers and directors who receive them on managing the Company from the perspective of a person with an equity stake in the Company.

The Company’s Stock Option Committee periodically considers stock option awards based on management recommendations and, with respect to awards to our executive officers, recommendations of the Compensation Committee. In accordance with the terms of our stock option plan, all of our stock options are granted at an exercise price of not less than the fair market value of the Company’s Common Stock on the date of grant.

Over the last several years, the Board of Directors has considered other types of long-term incentive awards, including the ability to grant restricted stock awards, as an additional means of attracting and retaining talent. The Board of Directors believes that adding the flexibility to award restricted stock as part of our overall compensation and incentive strategy for employees, directors and officers is important to our future success in retaining, attracting and motivating current and prospective employees, directors and officers, particularly with the increased price of our Common Stock, which makes option exercises more expensive. On September 18, 2007, the Board of Directors approved the Bolt Technology Corporation Amended and Restated 2006 Stock Option and Restricted Stock Plan and has recommended that the Company’s stockholders approve the Amended and Restated Plan at this meeting. If the Company’s stockholders approve the Amended and Restated Plan, restricted stock awards will be available, in addition to stock options, as long-term incentive opportunities for our employees, officers and directors.

During fiscal year 2007, the Compensation Committee did not recommend that any options be granted to the Named Executive Officers. However, during fiscal year 2008 the Compensation Committee may recommend the grant of options, or the award of restricted stock if the Amended and Restated Plan is approved by the stockholders, to the Named Executive Officers.

Insurance Benefits. Our Named Executive Officers receive insurance benefits designed to enable us to attract and retain our workforce in a competitive marketplace. We maintain health, disability and group life insurance coverage for our eligible employees, including executive officers who may participate in such coverage on the same basis as the rest of our eligible employees. In addition, we pay certain medical expenses for our Named Executive Officers that are not covered under the Company’s health insurance program, up to a maximum per fiscal year of $10,000 for Mr. Soto and $3,000 for each of Mr. Espeso and Mr. Mayerick.

Perquisites. Our executive officers are eligible to receive reimbursement for, or have paid directly, club dues and automobile leases. In addition, we pay the premiums on whole life insurance policies maintained for Mr. Soto and Mr. Mayerick. Mr. Soto receives these perquisites pursuant to the terms of his employment agreement.

Severance Benefits. Pursuant to the terms of his employment agreement, Mr. Soto is entitled to receive certain severance payments and other benefits in certain circumstances. Our other Named Executive Officers participate in our Severance Compensation Plan, pursuant to which they are entitled to receive certain severance payments if they are terminated after a Defined Corporate Change (as such term is defined in the plan). The terms of these arrangements are discussed below under “Potential Payments Upon Termination or Change-in-Control.” These severance benefits are intended to ease the consequences to an executive officer of an unexpected termination of employment.

401(k) Savings Plan. The Bolt Technology Corporation 401(k) Savings Plan is the primary retirement benefit offered to all our employees, including our executive officers. Participants may generally contribute to the 401(k) Savings Plan annually up to the maximum amount permitted under the Internal Revenue Code. The Company provides to participants a matching contribution equal to 50% of the first 6% of the participant’s eligible compensation not to exceed limits on eligible compensation imposed by the Internal Revenue Code.

Tax Implications. Pursuant to Section 162(m) of the Internal Revenue Code, the Company may not deduct compensation of more than $1,000,000 that is paid to an individual who, on the last day of the taxable year, is either the Company’s chief executive officer or is among one of the four other most highly-compensated officers for that taxable year as reported in the Company’s proxy statement (a “Covered Employee”). The Company does not currently have any qualifying Covered Employees.

EXECUTIVE COMPENSATION COMMITTEE REPORT

The Executive Compensation Committee and the Stock Option Committee have each reviewed and discussed the Compensation Discussion and Analysis with management. Based on this review and discussion, the Executive Compensation Committee and the Stock Option Committee recommended to the Company’s Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

Executive Compensation Committee

George R. Kabureck, Chairman

Stephen F. Ryan

Gerald A. Smith

Stock Option Committee

Stephen F. Ryan, Chairman

Kevin M. Conlisk

Michael H. Flynn

George R. Kabureck

Gerald A. Smith

Summary Compensation Table

The following table summarizes the total compensation paid by the Company for fiscal year 2007 to the Company’s Chief Executive Officer and the Company’s other two executive officers at the end of fiscal year 2007. These persons are referred to as the “Named Executive Officers.”

Summary Compensation Table for Fiscal Year 2007

Name and Principal Position	Fiscal Year	Salary($)	Bonus($)	All Other Compensation($)		Total($)
Raymond M. Soto Chairman, President and Chief Executive Officer	2007	335,412	500,000	74,005	(1)	909,417

Joseph Espeso Senior Vice President— Finance and Chief Financial Officer	2007	203,000	155,000	15,238	(2)	373,238

Joseph Mayerick, Jr. Senior Vice President— Marketing and Secretary	2007	203,000	155,000	37,597	(3)	395,597

(1)	Mr. Soto’s “All Other Compensation” is composed of reimbursement of medical expenses not covered under the Company’s health insurance program, car lease payments, club membership dues, contribution to the Company’s 401(k) Savings Plan for employer match and $36,800 for premiums for a whole life insurance policy maintained by the Company for Mr. Soto. Mr. Soto has the right to designate the beneficiary of such life insurance policy and in the event of the termination of his employment, for any reason, ownership of the life insurance policy transfers to Mr. Soto.
(2)	Mr. Espeso’s “All Other Compensation” is composed of reimbursement of medical expenses not covered under the Company’s health insurance program, car lease payments and contribution to the Company’s 401(k) Savings Plan for employer match.
(3)	Mr. Mayerick’s “All Other Compensation” is composed of reimbursement of medical expenses not covered under the Company’s health insurance program, car lease payments, club membership dues and premiums for a whole life insurance policy maintained by the Company for Mr. Mayerick. Mr. Mayerick has the right to designate the beneficiary of such life insurance policy and in the event of the termination of his employment, for any reason, ownership of the life insurance policy transfers to Mr. Mayerick.

Mr. Soto is the only Named Executive Officer who is party to an employment agreement with the Company. Mr. Soto’s employment agreement is in effect through June 30, 2010, subject to extension. The agreement provides for, among other things, a base annual salary of $352,200 for fiscal year 2008, subject to adjustment, a discretionary bonus to be determined from time-to-time by the Board of Directors, and certain perquisites, such as payment for use of an automobile and club dues. Pursuant to the employment agreement, the Company maintains a whole life insurance policy for the benefit of Mr. Soto. The employment agreement will terminate in the event of Mr. Soto’s death and may be terminated by the Company in the event of Mr. Soto’s disability or for cause (as such term is defined in the employment agreement). Mr. Soto is entitled to receive certain benefits if the Company terminates his employment other than for cause or if he terminates his employment for Good

Reason (as such term is defined in the employment agreement). See “Potential Payments Upon Termination or Change-in-Control” below for the definition of Good Reason and a summary of the benefits Mr. Soto would receive upon termination pursuant to his employment agreement.

The Company’s other Named Executive Officers are “at will” employees. Each of the Company’s Named Executive Officers, including Mr. Soto, has their compensation reviewed on an annual basis.

Option Exercises

The following table sets forth certain information about stock option exercises during fiscal year 2007 by the Named Executive Officers.

Fiscal Year 2007 Option Exercises

	Option Awards
Name	Number of Shares Acquired on Exercise(#)		Value Realized on Exercise($)(1)
Raymond M. Soto	75,000	(2)	2,881,800
Joseph Espeso	7,214	(3)	287,622
Joseph Mayerick, Jr.	40,000	(4)	767,024

(1)	If the shares were sold immediately upon exercise of the option, the value realized was computed based on the difference between the actual sales price and the exercise price. Otherwise, the value realized was computed by multiplying the number of options exercised by the difference between the closing price per share on the date of exercise and the exercise price per share. The amount listed represents the total value realized on options exercised in fiscal year 2007.
(2)	Mr. Soto exercised 75,000 options on May 2, 2007 at the exercise price of $3.05 per option.
(3)	Mr. Espeso exercised 7,214 options on May 4, 2007 at the exercise price of $3.05 per option.
(4)	Mr. Mayerick exercised 32,786 options on August 24, 2006 at the exercise price of $3.05 per option and 7,214 options on May 3, 2007 at the exercise price of $3.05 per option.

As of June 30, 2007, none of the Named Executive Officers held any unexercised options for the Company’s Common Stock.

Potential Payments Upon Termination or Change-in-Control

Chief Executive Officer. Mr. Soto’s employment agreement provides that he is entitled to receive certain benefits upon termination of his employment.

If the Company terminates Mr. Soto’s employment agreement for other than cause or if Mr. Soto terminates his employment agreement for Good Reason (as defined below) Mr. Soto is entitled to receive, in addition to accrued but unpaid amounts payable under the employment agreement with respect to the period prior to the date of termination, the following:

(i)	any and all sums which would have become payable to Mr. Soto under the employment agreement during the three year period following the date of termination, including base salary (assuming that base salary increases by 5% per year) and an annual performance bonus based on the average of the three highest such bonuses during the five fiscal years preceding the date of termination, and

(ii)	during the three year period following the date of termination, the whole life and supplemental disability insurance that Mr. Soto has the right to receive under the employment agreement, and participation in all plans or programs under the employment agreement (or the economic equivalent if participation is not permitted under the terms of the applicable plan or program).

The amounts covered by clause (i) of the preceding sentence are to be paid as and when they would otherwise have been required to be paid, assuming that Mr. Soto had remained employed under the employment agreement during the three year period, unless Mr. Soto elects to have the payments paid in a lump sum. If Mr. Soto exercises this right, within 30 days the Company is required to pay Mr. Soto a lump sum amount equal to the total of all then outstanding and unpaid severance payments under clause (i), computed without any discount for present value. If Mr. Soto terminates the employment agreement for Good Reason, the amounts payable are limited to the maximum amount that can be paid without incurring the adverse tax consequences imposed upon such benefits by the Internal Revenue Code.

Good Reason means a material breach of the employment agreement by the Company, which would include certain changes in Mr. Soto’s duties and responsibilities or the relocation of Mr. Soto’s principal place of employment, or the occurrence of a Defined Corporate Change, which includes:

(i)	a change of control of the Company, including the acquisition by any person or group of beneficial ownership of 30% of the Company’s outstanding shares, or a change in the composition of the Board of Directors during any two year period resulting in a majority turnover where election or nomination of the new directors was not approved by at least two-thirds of the directors then in office who were directors at the beginning of such period, or

(ii)	approval by the Company’s stockholders of (A) the Company’s merger or consolidation where the Company is not the surviving corporation or (B) the Company’s sale or disposal of all or substantially all of the Company’s assets (including a plan of liquidation).

Mr. Soto must elect to terminate his employment agreement for Good Reason within 24 months after the occurrence of the event or events constituting Good Reason.

If Mr. Soto’s employment with the Company is terminated for cause or if Mr. Soto terminates the employment agreement for other than Good Reason, Mr. Soto is entitled to receive all accrued but unpaid amounts payable under the employment agreement with respect to the period ending on the date of termination, and for a period of one year after termination Mr. Soto is restricted from engaging, within the United States of America, in a business activity that competes with the Company’s business.

The Company may terminate Mr. Soto’s employment if Mr. Soto is absent from his employment for a continuous period of one year due to disability, in which case Mr. Soto is entitled to receive, in addition to all accrued but unpaid amounts payable under the employment agreement with respect to the period prior to the date of termination, all benefits payable under any disability insurance the Company maintains with respect to Mr. Soto.

If Mr. Soto dies, in addition to the proceeds of any life insurance covering Mr. Soto, his legal representative is entitled to receive, on a pro rata basis for the period ending with the last day of the month in which Mr. Soto dies, compensation at Mr. Soto’s then base salary, including accrued and unused vacation pay and any accrued bonus, and Mr. Soto’s legal representative and/or his designated beneficiary is entitled to receive, within 30 days of Mr. Soto’s death, an additional death benefit in an amount equal to one year’s base salary at the rate in effect at the time of Mr. Soto’s death.

If Mr. Soto’s employment terminates for any reason, the employment agreement provides that the Company will transfer to Mr. Soto or his designee ownership of the whole life insurance policy (including its full cash surrender value) the Company maintains for Mr. Soto under his employment agreement and Mr. Soto is entitled to receive all accrued and vested benefits under all Company plans and programs in which he participates.

The following table summarizes the estimated potential amounts that would have been payable to Mr. Soto under his employment agreement if his employment had been terminated on June 30, 2007 for the reasons set forth in the table. The potential amounts shown in the table do not include accrued but unpaid amounts payable under the employment agreement with respect to the period prior to the date of termination or payments or benefits to the extent that they are provided on a non-discriminatory basis to the Company’s salaried employees generally. The amounts set forth in the table are estimates only, assuming that Mr. Soto’s employment terminated on June 30, 2007, and do not necessarily reflect the actual amounts that would be paid to the Chief Executive Officer upon a termination. Actual amounts can only be determined upon termination.

Termination Without Cause or Resignation for Good Reason	Termination for Cause or Resignation Not for Good Reason	Disability	Death
$2,862,609(1)	$399,446(2)	$399,446(2)	$1,048,544(3)

(1)	Comprised of (i) all sums which would have become payable to Mr. Soto under his employment agreement during the three year period following the date of termination, including (A) base salary, assuming that base salary increases by 5% per year, (B) annual performance bonus based on the average of the three highest such bonuses paid during the five fiscal years preceding the date of termination, and (C) benefits and perquisites based on benefits and perquisites paid during fiscal year 2007, which are comprised of reimbursement of medical expenses not covered under the Company’s health insurance program, car lease payments, club membership dues, contribution to the Company’s 401(k) Savings Plan for employer match and $36,800 for premiums for a whole life insurance policy maintained by the Company for Mr. Soto; (ii) the cash surrender value at June 30, 2007 of whole life insurance maintained by the Company for the benefit of Mr. Soto; and (iii) health, disability and group life insurance premiums for the three year period following the date of termination.
(2)	Cash surrender value at June 30, 2007 of whole life insurance maintained by the Company for the benefit of Mr. Soto.
(3)	Comprised of one year’s base salary at the rate in effect at June 30, 2007 and life insurance proceeds payable under whole life insurance maintained by the Company for the benefit of Mr. Soto.

Other Named Executive Officers. The Company has a Severance Compensation Plan which provides for special severance benefits to employees designated by the Board of Directors if they are terminated for a reason other than death, disability or retirement during the 24-month period following a Defined Corporate Change as defined above. The benefit, which is payable within ten days of termination of employment, shall (as pre-designated by the Executive Compensation Committee) equal two or three times (i) such employee’s annualized base salary for the period immediately prior to the Defined Corporate Change, (ii) the average of such employee’s bonuses in the three highest years during the five year period prior to termination, and (iii) certain annual medical insurance premiums previously paid by the Company for the benefit of such employee. The benefit payable under the Severance Compensation Plan may not exceed the maximum amount that can be paid without incurring the adverse tax consequences imposed upon such benefits by the Internal Revenue Code. In certain circumstances, the Severance Compensation Plan may be amended or terminated by the Board of Directors.

In fiscal year 2007, Messrs. Espeso and Mayerick were the only participants in the Severance Compensation Plan, and the benefit payable to each of Messrs. Espeso and Mayerick pursuant to such plan is equal to two times the amounts listed in clauses (i), (ii) and (iii) of the preceding paragraph. Assuming that Messrs. Espeso and Mayerick were terminated on June 30, 2007 following a Defined Corporate Change, the potential payment to Messrs. Espeso and Mayerick under the Severance Compensation Plan would be approximately $678,000 and $684,000, respectively.

In addition, the Company maintains a whole life insurance policy for Mr. Mayerick. Mr. Mayerick is entitled to have ownership of this whole life insurance policy transferred to him upon termination of his employment for any reason. The cash surrender value of this policy at June 30, 2007 was $225,939. The life insurance proceeds payable at June 30, 2007 under this policy were approximately $400,276.

The above amounts do not include payments or benefits provided on a non-discriminatory basis to the Company’s salaried employees generally. The above amounts are estimates only, assuming Mr. Espeso and Mr. Mayerick were terminated on June 30, 2007, and do not necessarily reflect the actual amounts that would be paid to Mr. Espeso or Mr. Mayerick upon a termination. Actual amounts can only be determined upon termination.

Directors’ Compensation

The following table sets forth all compensation paid or granted by the Company for fiscal year 2007 to each director who is not a Named Executive Officer listed in the Summary Compensation Table.

Fiscal Year 2007 Director Compensation

Name	Fees Earned or Paid in Cash($)(1)	Option Awards($)(2)(3)	Total($)
Kevin M. Conlisk	35,100	32,072	67,172
Michael H. Flynn	24,000	85,526	109,526
George R. Kabureck	28,500	85,526	114,026
Stephen F. Ryan	29,400	32,072	61,472
Gerald H. Shaff(4)	—	—	—
Gerald A. Smith	26,700	32,072	58,772

(1)	Represents annual director’s fees and fees earned for meeting attendance in fiscal year 2007.
(2)	Represents the grant date fair value of each stock option award computed in accordance with FAS 123R. The fair value of stock options is estimated using the Black-Scholes option pricing model. For a discussion of the assumptions made in these valuations, refer to “Note 6—Stock Options” to the Company’s Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2007.
(3)	As of June 30, 2007, the following directors had outstanding options in these amounts: Mr. Conlisk, 3,000; Mr. Flynn, 8,000; Mr. Kabureck, 8,000; Mr. Ryan, 3,000; and Mr. Smith, 3,000. These options were granted on November 21, 2006, pursuant to the Company’s 2006 Stock Option Plan, and vest in four equal annual installments beginning on November 21, 2007.
(4)	Mr. Shaff is President and Chief Executive Officer of the Company’s wholly-owned subsidiary, Custom Products Corporation. As an employee of the Company’s subsidiary, Mr. Shaff does not receive any additional compensation for his service as a director of the Company.

In fiscal year 2007, non-employee directors received the following fees: $4,000 for director’s fees for the last six months of calendar year 2006 ($7,500 for the Chairman of the Audit Committee) and $5,000 for director’s fees for the first six months of calendar year 2007 ($9,000 for the Chairman of the Audit Committee); a fee of $1,500 for attendance at a meeting of the Board of Directors in July 2006 and $1,800 for attendance at each meeting of the Board of Directors thereafter; and a fee of $900 for each committee meeting attended. Directors who are also employees of the Company or any of its subsidiaries receive no additional compensation for their service as a director.

Under the Bolt Technology Corporation 2006 Stock Option Plan:

•

each non-employee director elected by the stockholders at the Company’s Annual Meeting of Stockholders held in years from and including 2006 through and including 2015 received or will receive an option to purchase 5,000 shares of the Company’s Common Stock each time the director is elected; and

•

the non-employee directors who were elected by the stockholders at the Company’s Annual Meeting of Stockholders held in 2003, 2004 and 2005 were granted an aggregate of options for 15,000 shares, comprised of 3,000 shares to each of Messrs. Flynn and Kabureck (elected in 2003), Mr. Ryan (elected in 2004), and Messrs. Conlisk and Smith (elected in 2005).

Each option granted to a non-employee director has an option term of five years from the date it is granted and is first exercisable with respect to 25% of the shares covered under the grant in each of the second through fifth year of its term and is otherwise subject to the terms and conditions of the 2006 Stock Option Plan.

RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

McGladrey & Pullen, LLP (“McGladrey”) served as the Company’s independent accountants for the year ending June 30, 2007. Representatives of McGladrey will be present at the Annual Meeting of Stockholders, with the opportunity to make a statement if they desire to do so, and to respond to appropriate questions from stockholders.

The Audit Committee is expected to select the Company’s independent accountants for the fiscal year ending June 30, 2008 no later than March 2008, in accordance with the Company’s past practice to make such selection in the spring of each fiscal year.

Audit and Non-Audit Fees

The following table sets forth fees billed to the Company by McGladrey for the fiscal years ended June 30, 2007 and 2006:

	2007	2006
Audit Fees	$406,000	$165,000
Audit-Related Fees	3,000	—
Tax Fees	—	—
All Other Fees	—	—

Audit Fees include fees billed for the audit of the Company’s consolidated financial statements included in the Company’s annual report on Form 10-K, reviews of unaudited financial statements included in the Company’s quarterly reports on Form 10-Q, assistance in connection with the Company’s filing of registration statements on Form S-8 relating to the offering of shares of the Company’s Common Stock pursuant to the Company’s stock option plans and, for fiscal year 2007, the audit of internal control over financial reporting and the related management assessment of internal control over financial reporting. The increase in Audit Fees in fiscal year 2007 from fiscal year 2006 is primarily attributable to the audit of internal control over financial reporting and the related management assessment of internal control over financial reporting, which was required upon the Company becoming an “accelerated filer” under Securities and Exchange Commission rules at the end of fiscal year 2007.

Audit-Related Fees in fiscal year 2007 relate to review of certain financial information of a subsidiary of the Company.

Audit Committee Pre-Approval Policy

The Audit Committee must approve in advance all audit and non-audit services (except as permitted by law) provided to the Company by independent accountants. All of the fiscal year 2007 Audit Fees and Audit-Related Fees disclosed in the table above were approved by the Audit Committee.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

The Board of Directors has established procedures for stockholders to send communications regarding issues or concerns with respect to the Company’s business or the functions of the Board of Directors directly to the Company’s Board of Directors. Stockholders may communicate with the Board of Directors as a group or individually by writing to: The Office of the Secretary at the Company’s offices at Four Duke Place, Norwalk, Connecticut 06854. The mailing envelope must contain a clear notation indicating that the enclosed mailing is a “Stockholder-Board Communication” or “Stockholder-Director Communication,” as the case may be. All such letters must identify the author as a stockholder of the Company and, if the letter is a “Stockholder-Director Communication,” clearly state the name or names of the intended director recipients. If not adequately set forth in the letter, the Secretary may require reasonable evidence that a communication is made by a stockholder of the Company before transmitting the communication to the Board of Directors or individual director. If a stockholder wishes the communication to be confidential, the stockholder must clearly indicate on the envelope that the communication is “Confidential.” Stockholder communications will be forwarded by the Secretary to the Chairman of the Board of Directors for distribution to the Board of Directors at the next regularly scheduled meeting of the Board of Directors or at such earlier time as the Chairman deems appropriate, or to the individual director(s) identified.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers and directors, and persons owning more than 10% of the Company’s Common Stock (“Reporting Persons”), to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Reporting Persons are required to furnish the Company with copies of all Section 16(a) reports that they file. Based solely on a review of copies of these filings received by the Company, the Company believes that such Reporting Persons complied with all Section 16(a) filing requirements applicable to Reporting Persons during the fiscal year ended June 30, 2007, except for: Forms 4 for Michael H. Flynn reporting that he exercised an option to acquire 3,000 shares of the Company’s Common Stock on March 1, 2007, and that he sold 3,000 shares of the Company’s Common Stock on March 8, 2007, which were required to be filed on March 5, 2007 and March 12, 2007, respectively, and which were filed on March 13, 2007; and a Form 4 for Joseph Espeso reporting that he exercised an option to acquire 7,214 shares of the Company’s Common Stock on May 4, 2007, which was required to be filed on May 8, 2007 and which was filed on May 10, 2007.

PROPOSAL 2

APPROVAL OF AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION

TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

Our Certificate of Incorporation currently authorizes the issuance of up to 9,000,000 shares of Common Stock without par value. As of October 12, 2007, the record date for the Annual Meeting, 5,721,065 shares of Common Stock were issued and outstanding, and 500,000 shares were reserved for issuance upon exercise of options granted and to be granted under the Company’s 2006 Stock Option Plan. The Board of Directors has approved, and has recommended that the Company’s stockholders approve, an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock from 9,000,000 to 20,000,000 shares. If this amendment is approved by the stockholders, paragraph 3 of the Certificate of Incorporation will be amended and restated as follows:

The designation of each class of shares, the authorized number of shares of each such class with par value and the authorized number of shares of each class without par value are as follows:

20,000,000 shares of common stock without par value.

The Board of Directors recommends a vote “FOR” approval of the amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock from 9,000,000 to 20,000,000 shares.

Purpose of Submitting Proposal

The Board of Directors believes that approval of the proposal to increase the number of authorized shares of Common Stock is advisable because it will provide the Company with the flexibility to issue additional shares of Common Stock in connection with possible future stock splits, financing transactions, acquisition transactions, capital raising opportunities involving the issuance of additional shares of Common Stock, employee benefit plans and other corporate purposes. Except as may be required by applicable law or stock exchange regulations, authorized but unissued shares of Common Stock may be issued at such time, for such purposes and for such consideration as the Board of Directors may determine to be appropriate, without further authorization by the stockholders. As a result, the Board of Directors believes that availability of such shares will allow the Company to act promptly if opportunities arise that require the availability of additional shares. There are currently no plans, agreements, commitments or understandings for the issuance of the additional shares of Common Stock that would be authorized upon adoption of the proposed amendment to the Certificate of Incorporation, although the Board of Directors may consider effecting a stock split as described below.

The Company’s strong financial performance in fiscal year 2007 has been reflected in an increased price of the Company’s Common Stock. As a result, the Board of Directors may consider effecting a split of the Company’s Common Stock, which would increase the number of outstanding shares of Common Stock and result in a market price that should be more attractive to a broader spectrum of investors, particularly individual investors, and which therefore should benefit both the Company and its stockholders. The Board of Directors’ decision in this regard will necessarily be contingent upon many factors, including, but not limited to, the number of shares of Common Stock authorized for issuance, fluctuations in the stock market, the prevailing condition of the overall economy and the market price of the Common Stock. It is, therefore, possible that a decision to split the Common Stock may not be taken. However, should the Board of Directors determine to split the Common Stock, the increased number of authorized shares of Common Stock reflected in the proposed amendment would increase the Company’s flexibility in effectuating such a split.

Effect of Increasing the Number of Authorized Shares of Common Stock

Approval by the stockholders of the proposal to increase the number of authorized shares of Common Stock will not constitute the issuance of additional shares of Common Stock and will not have any immediate effect on the rights of existing holders of shares of Common Stock. However, the Board of Directors will have the authority to issue authorized Common Stock without requiring future stockholder approval of such issuances, except as may be required by applicable law or stock exchange regulations.

Depending upon the exact nature and circumstances of any actual issuance of shares of Common Stock, an issuance of shares of Common Stock could have a number of effects on the stockholders. For example, to the extent that additional authorized shares of Common Stock are issued in the future, except for shares issued in connection with stock splits or dividends, such shares will decrease the existing stockholders’ percentage equity ownership and, depending upon the price at which they are issued, could be dilutive to the existing stockholders.

In addition, the increase in the number of authorized shares of Common Stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control or takeover of the Company without further action by the stockholders, including transactions in which the stockholders might otherwise receive a premium for their shares of Common Stock over the current market prices. Shares of authorized and unissued Common Stock could be issued, within limits imposed by applicable law or stock exchange regulations, in one or more transactions that could make a change in control or takeover of the Company more difficult. Any such issuance of additional shares of Common Stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of Common Stock, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company.

The newly authorized shares of Common Stock will have voting and other rights identical to those of the currently authorized shares of Common Stock. The Common Stock carries no preemptive rights to purchase additional shares of Common Stock upon the issuance of additional shares of Common Stock.

Required Vote

The amendment to the Certificate of Incorporation to increase the number of authorized shares of Common Stock from 9,000,000 to 20,000,000 shares will be approved if the votes cast in favor of the proposal exceed the votes cast in opposition.

PROPOSAL 3

APPROVAL OF THE BOLT TECHNOLOGY CORPORATION

AMENDED AND RESTATED 2006 STOCK OPTION AND RESTRICTED STOCK PLAN

On September 18, 2007, the Board of Directors voted to approve and recommend that the Company’s stockholders approve the adoption of the Bolt Technology Corporation Amended and Restated 2006 Stock Option and Restricted Stock Plan (the “Amended and Restated Plan”).

The Amended and Restated Plan amends and restates the Bolt Technology Corporation 2006 Stock Option Plan (the “Plan”), which was adopted by the Board of Directors on September 28, 2006 and approved by the Company’s stockholders at the Company’s 2006 Annual Meeting of Stockholders held on November 21, 2006. The Plan provides for the grant of stock options covering shares of our Common Stock to employees, officers and directors of the Company and its subsidiaries. The Plan does not permit awards of restricted stock, which is stock that may be subject to a restriction or risk of forfeiture. The Amended and Restated Plan adds restricted stock awards to the types of awards that may be made pursuant to the Plan. The Amended and Restated Plan does not increase the total number of shares that were previously authorized for issuance under the Plan; rather, it provides that of the 500,000 shares of Common Stock that may be used for awards, up to 150,000 shares of Common Stock may be used for restricted stock awards. Options for an aggregate of 43,000 shares of Common Stock have been granted under the Plan, and 457,000 shares are available for issuance of awards under the Plan and, if approved, the Amended and Restated Plan.

Historically, the Company’s long-term incentive compensation has been in the form of stock option grants. Over the last several years, the Board of Directors has considered other types of long-term incentive awards, including restricted stock awards, as an additional means of attracting and retaining talent. Recently, the Company has seen increased competition to attract and retain experienced employees, officers and directors. The Board of Directors believes that the Company needs equity compensation tools in addition to stock options to compete most effectively for talent, particularly with the increased price of the Company’s Common Stock, which makes option exercises more expensive. The Board of Directors believes that adding the flexibility to award restricted stock as part of the Company’s overall compensation and incentive strategy for employees, officers and directors is important to the Company’s future success in retaining, attracting and motivating current and prospective employees, officers and directors.

The Board of Directors recommends a vote “FOR” approval of the Bolt Technology Corporation Amended and Restated 2006 Stock Option and Restricted Stock Plan.

Description of the Plan

The following description of the Amended and Restated Plan is qualified in its entirety by reference to the text of the Amended and Restated Plan, a copy of which is attached to this Proxy Statement as Appendix C.

The purpose of the Amended and Restated Plan is to (i) provide employees, officers and directors of the Company and its subsidiaries with an additional incentive to use maximum efforts for the future success of the Company and its subsidiaries, and (ii) enhance the ability of the Company and its subsidiaries to attract, retain and motivate individuals upon whom the Company’s sustained growth and financial success depends by providing such persons with an opportunity to acquire or increase their proprietary interest in the Company.

The Amended and Restated Plan does not increase the number of shares previously authorized for issuance under the Plan. The number of shares that may be issued pursuant to awards under the Amended and Restated Plan will not exceed, in the aggregate, 500,000 shares of Common Stock, without par value, of the Company, subject to adjustment on changes in capitalization of the Company. Under the Amended and Restated Plan, up to 500,000 of these shares may be issued pursuant to options, and up to 150,000 of these shares may be issued as awards of restricted stock. The shares will be issued from authorized and unissued or reacquired Common Stock (including shares repurchased by the Company). The closing market price of the Company’s Common Stock at October 12, 2007 was $44.00 per share. No awards will be granted under the Amended and Restated Plan after June 30, 2016; however, all awards granted under the Amended and Restated Plan prior to such date shall remain in effect until, in the case of options, such options have been exercised or terminated in accordance with the Amended and Restated Plan and the terms of such options, and in the case of restricted stock awards, all restrictions on the shares of stock subject to such awards have lapsed or the shares have been returned to the Company in accordance with the Amended and Restated Plan and the terms of such awards.

The Amended and Restated Plan provides for the grant of awards to directors of the Company and employees and officers of the Company and its subsidiaries. As of October 12, 2007, the Company had approximately 130 employees (including officers and employee directors) and five non-employee directors, all of whom would be eligible to participate in the Amended and Restated Plan.

Each non-employee director of the Company elected by the Company’s stockholders at the Company’s Annual Meeting of Stockholders held in 2006 was, and in years thereafter ending with the year 2015 will be, granted options to purchase 5,000 shares of the Company’s Common Stock on the date of his or her election to the Board of Directors and each year of election thereafter. In addition, under the terms of the Plan, the Company’s non-employee directors who were elected at the Company’s Annual Meetings of Stockholders held in 2003, 2004 and 2005 were granted an aggregate of options for 15,000 shares. Each option granted to a non-employee director shall have an option term of five years from the date it is granted and shall be first exercisable with respect to 25% of the shares covered under the grant in each of the second through fifth year of its term. Under the Amended and Restated Plan, additional options may be granted and awards of restricted stock may be made to non-employee directors at the discretion of the committee.

The Amended and Restated Plan will generally be administered by the Stock Option Committee, which is composed of two or more non-employee directors designated by the Board of Directors. If at any time the Board of Directors does not designate a Stock Option Committee, and for any awards granted to non-employee directors, the Board of Directors in its entirety will administer the Amended and Restated Plan. References in this discussion to the committee mean either the Stock Option Committee or the Board of Directors acting in this capacity. The committee will have the power to determine eligibility and which eligible persons shall receive awards, the type, number, amount and terms of awards, any vesting, forfeiture or other provisions, and otherwise generally to administer and interpret the Amended and Restated Plan. The Amended and Restated Plan confers broad discretionary powers on the committee and provides for exculpation and indemnification with respect to the actions of the members of the committee.

Terms of Options

Options granted may either be incentive stock options intended to comply with the requirements of Section 422 of the Internal Revenue Code (“ISOs”), or non-qualified or compensatory stock options (“NQSOs”), or a combination of ISOs and NQSOs, provided however, that ISOs cannot be granted to non-employee directors.

No option shall be exercisable during the one year period ending on the first anniversary date of the granting of the option. The purchase price of Common Stock acquired pursuant to the exercise of an option shall be paid by cash, check, previously acquired Common Stock of the Company, shares of the Company’s Common Stock to be issued upon exercise of such option or in any other form of legal consideration acceptable to the committee. The option price for the shares will generally be, and in no event ever be less than, the fair market value of the Company’s Common Stock on the date of the option grant.

The term of each option will be no longer than ten years from the date of grant. Unless otherwise provided by the committee, if an optionee other than a non-employee director is terminated (i) due to retirement or disability, each option granted to such optionee will generally expire three months from the date of termination, (ii) due to death, each option granted to such optionee will expire 15 months from the date of his or her death, or (iii) by reason other than retirement, disability or death, immediately upon the date of termination. Options granted to non-employee directors by reason of their election to serve as directors will generally expire 30 days from the date of termination of their service. All options granted will expire upon the date, if any, set by the Board of Directors as an accelerated expiration date in the event of the liquidation or dissolution of the Company or a change of control (as such term is defined in the Amended and Restated Plan).

Immediately following the consummation of a change of control, all outstanding options will terminate and cease to be outstanding, except to the extent assumed by a successor corporation (or parent thereof) or otherwise expressly continued in full force and effect pursuant to the terms of any agreement governing a change of control. If options terminate and are not assumed in connection with a change of control, all holders of such options will receive the same consideration that stockholders receive upon such change of control to the extent that such options are vested immediately prior to such change of control reduced by the option price such optionee would have had to pay upon the exercise of their respective options and any applicable withholding taxes. The committee may provide for full or partial vesting of any outstanding option prior to a change of control at the time of grant in the option documents or unilaterally after the date of grant.

Terms of Restricted Stock Awards

A restricted stock award is an award of shares of Common Stock granted for such consideration as the committee may determine, which may be no consideration or nominal consideration, subject to the terms and conditions that the committee, in its sole discretion, shall determine at the time the award is made. The purchase price, if any, payable to purchase restricted stock shall be paid by cash or check or any other form of legal consideration acceptable to the committee.

The committee may provide that Common Stock subject to a restricted stock award shall be subject to a risk of forfeiture that will lapse with the passage of time (in which case shares may become nonforfeitable in periodic installments that may or may not be equal) or based on the satisfaction of other terms and conditions (including certain performance criteria), or that Common Stock subject to a restricted stock award shall become nonforfeitable immediately. The committee may also impose other restrictions, including limitations on the right to vote or the right to receive dividends, if any, declared by the Company. Restrictions with respect to individual restricted stock awards may vary. At its discretion, the Company may retain physical possession of the certificate evidencing the restricted stock award until all restrictions have lapsed.

Unless otherwise determined or waived by the committee, upon termination of employment during the applicable restriction period, restricted stock that is at that time subject to a substantial risk of forfeiture shall be forfeited. The committee may provide for lapse of restrictions on any shares subject to an award of restricted stock if there is a change of control, either at the time of the award in the restricted stock award agreement or unilaterally after the date of the award.

Duration, Amendment and Termination

The Board of Directors may amend, suspend or terminate the Amended and Restated Plan, but no such amendment or termination will be made which would adversely affect any outstanding awards without the written consent of the affected optionees or recipients of restricted stock awards. In addition, to the extent necessary to comply with Section 422 of the Internal Revenue Code, Rule 16b-3 under the Securities Exchange Act of 1934 or any other applicable law or regulation, including the requirements of any stock exchange or national market system upon which the Company’s Common Stock is then listed, the Company will obtain stockholder approval of any amendment or termination of the Amended and Restated Plan.

Unless sooner terminated by the Board of Directors, the Amended and Restated Plan will automatically terminate on September 27, 2016; however, all applicable provisions with respect to awards granted prior to such termination will remain in effect until, in the case of options, all the outstanding options have been exercised or expired or, in the case of restricted stock awards, all restrictions have lapsed or shares have been returned to the Company.

The Amended and Restated Plan was approved by the Board of Directors on September 18, 2007. The Amended and Restated Plan is conditioned on the approval of the stockholders of the Company within 12 months after the date the Amended and Restated Plan was so approved by the Board of Directors. No awards will be granted under the Amended and Restated Plan prior to such stockholder approval.

New Plan Benefits

All employees, officers and directors will be eligible to receive awards under the Amended and Restated Plan, as determined by the committee. It is not possible to determine the benefits or amounts that will be received by or allocated under the Amended and Restated Plan to the employees, officers and directors because such awards are made at the discretion of the committee and, except with respect to option awards made automatically to non-employee directors under the terms of the Plan and options granted under the Plan in fiscal year 2007 to certain of the Company’s non-executive officer employees as described in the next paragraph, no specific determinations have been made regarding the timing, recipients, size or terms of the individual awards. Moreover, because the dollar amount of benefits with respect to options granted depends on the fair market value of the Company’s Common Stock at various future dates, it is impossible to determine the benefits to be received by recipients of such options.

Upon approval of the Plan by the Company’s stockholders at the Company’s 2006 Annual Meeting of Stockholders, (i) each non-employee director who was elected in 2003, 2004 or 2005 received options for 3,000 shares and (ii) each non-employee director elected at the Company’s 2006 Annual Meeting of Stockholders received options for 5,000 shares upon election as a director. Under the Plan and, if approved, the Amended and Restated Plan, each non-employee director elected at the Company’s 2007 Annual Meeting of Stockholders will receive options for 5,000 shares upon election as a director. The following table shows the effect of those grants to non-employee directors as of the date of the 2007 Annual Meeting of Stockholders, subject to election of the non-employee director nominated by the Board of Directors for election at the 2007 Annual Meeting of Stockholders. These grants will be the same whether or not the Amended and Restated Plan is approved by the Company’s stockholders at the 2007 Annual Meeting because the provisions pursuant to which these options were and will be granted are the same in the Plan and the Amended and Restated Plan. In addition, the table shows options to purchase an aggregate of 18,000 shares of the Company’s Common Stock granted under the Plan in fiscal year 2007 to non-executive officer employees as a group.

New Plan Benefits

Under Plan and

Amended and Restated Plan

Recipients	Options Granted and to be Granted
Executive Group	—
Non-Employee Director Group—November 2006(1)	25,000
Non-Employee Director Group—November 2007(2)	5,000
Non-Executive Officer Employee Group(3)	18,000

(1)	Options granted automatically to non-employee directors in November 2006 pursuant to the terms of the Plan.
(2)	Options to be granted automatically to non-employee director upon election at 2007 Annual Meeting of Stockholders, assuming election of the directors nominated by the Board of Directors for election at the 2007 Annual Meeting of Stockholders, pursuant to the terms of the Plan and the Amended and Restated Plan.
(3)	Options granted to non-executive officer employees in fiscal year 2007 pursuant to the terms of the Plan.

Equity Compensation Plan Information

The following table sets forth aggregate information for the Plan, which was the Company’s only equity compensation plan in effect, as of June 30, 2007:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	43,000	$28.28	457,000
Equity compensation plans not approved by security holders	—	—	—
Total	43,000	$28.28	457,000

Federal Income Tax Consequences

Any U.S. federal tax advice contained in this Proxy Statement is not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code. The following was written to support the “promoting or marketing” (within the meaning of the Internal Revenue Service Circular 230) of the Amended and Restated Plan.

The following provides a general description of the applicable federal income tax laws to the awards to be granted under the Amended and Restated Plan. This discussion is intended for the information of the Company’s stockholders for considering how to vote at the Annual Meeting and not as tax guidance to participants in the Amended and Restated Plan. The summary does not address the effects of other federal taxes or taxes imposed by state, local or foreign tax laws.

Incentive Stock Options. An optionee does not generally recognize taxable income upon the grant or upon the exercise of an ISO. However, the exercise of an ISO may in some cases trigger liability for the alternative minimum tax.

Upon the sale of ISO shares, the optionee recognizes income in an amount equal to the difference, if any, between the exercise price of the ISO shares and the fair market value of those shares on the date of sale. The income is taxed at the long-term capital gains rate if the optionee has not disposed of the shares within two years after the date of the grant of the ISO and has held the shares for at least one year after the date of exercise (a “qualifying disposition”). The holding period requirements are waived upon the death of an optionee. The Company is not entitled to a federal income tax deduction in the event of a qualifying disposition.

If an optionee sells ISO shares before having held them for at least one year after the date of exercise and two years after the date of grant (a “disqualifying disposition”), the optionee recognizes ordinary income to the extent of the lesser of: (i) the gain realized upon the sale, or (ii) the difference between the exercise price and the fair market value of the shares on the date of exercise. Any additional gain is treated as long-term or short-term capital gain depending upon how long the optionee has held the ISO shares prior to disposition. In the year of a disqualifying disposition, the Company receives a federal income tax deduction in an amount equal to the ordinary income that the optionee recognizes as a result of the disqualifying disposition.

Nonqualified Stock Options. In general, an optionee does not recognize taxable income upon the grant of an NQSO. Upon the exercise of such an option, the optionee recognizes ordinary income to the extent the fair market value of the shares received upon exercise of the NQSO on the date of exercise exceeds the exercise price. The Company receives an income tax deduction in an amount equal to the ordinary income that the optionee recognizes upon the exercise of the option.

Restricted Stock Awards. Under Section 83(a) of the Internal Revenue Code, shares of stock granted to a person in connection with their performance of services to the issuer but subject to a “substantial risk of forfeiture” are not subject to income taxation until the risk of forfeiture lapses. Under the regulations promulgated by the Department of the Treasury under Section 83(a), stock is subject to a “substantial risk of forfeiture” if a recipient’s continued rights in the shares are conditioned on the future performance of substantial services to the issuer or the completion of any other condition related to the purpose for the initial grant of shares, and if there is a substantial possibility that the conditions will not be satisfied. Shares subject to a restricted stock award as to which the risk of forfeiture has not lapsed will generally be subject to a “substantial risk of forfeiture.”

Ordinarily, a recipient of restricted stock that is subject to a risk of forfeiture will not pay income tax on the value of the shares until the restrictions on the shares lapse. The recipient will then have a basis in the shares equal to the value of the shares on the day the risk of forfeiture lapses and the shares are taxed. When the recipient subsequently sells the shares, any gain or loss will be treated as a capital gain or loss.

Any person who receives shares of stock subject to a risk of forfeiture in connection with services performed for the issuer may make an irrevocable election under Section 83(b) of the Internal Revenue Code to be taxed on the value of the shares in the year in which the shares are received rather than when the risk of forfeiture lapses. Awards under the Amended and Restated Plan that are issued subject to a risk of forfeiture are intended to qualify for Section 83(b) treatment. A participant under the Amended and Restated Plan must make an election to be taxed at the time of the award within 30 days of the date of the award, and will pay ordinary income tax on the value of the shares when they are received. A participant who makes this “83(b) election” will take a basis in the stock equal to the value of the award shares when they are issued. If the risk of forfeiture with respect to the award shares lapses and the participant sells the shares, any gain or loss on the transaction will be a capital gain or loss. However, if the recipient forfeits the award shares, he or she may not claim a loss, even though he or she paid taxes on the shares when they were received.

When the value of the award shares is taxed to the recipient, the Company receives a federal income tax deduction in an amount equal to the ordinary income that the recipient recognizes with respect to the award shares. The Company may withhold taxes from the recipient at the time the restricted stock award shares are taxed.

Million Dollar Deduction Limit. Pursuant to Section 162(m) of the Internal Revenue Code, the Company may not deduct compensation of more than $1,000,000 that is paid to an individual who, on the last day of the taxable year, is either the Company’s chief executive officer or is among one of the four other most highly-compensated officers for that taxable year as reported in the Company’s proxy statement (a “Covered Employee”). The Company does not currently have any qualifying Covered Employees; however, if in the future it does have qualifying Covered Employee(s), there are certain exemptions with which the Company might elect to comply.

Compliance with Deferred Compensation Provisions of American Jobs Creation Act. The American Jobs Creation Act of 2004 added new Section 409A of the Internal Revenue Code. Section 409A imposes penalty taxes and interest charges on employees who receive certain deferred compensation that does not meet the requirements of Section 409A. The Company intends that awards under the Amended and Restated Plan will meet the requirements of Section 409A, but no assurance can be made in this regard.

Withholding Taxes. Awards granted to participants under the Amended and Restated Plan may be subject to federal, state and local income tax and employment tax withholding obligations, and the Company will comply with any requirements to withhold such taxes.

Required Vote

The Amended and Restated Plan will be approved if the votes cast in favor of the proposal exceed the votes cast in opposition.

If the stockholders fail to approve the Amended and Restated Plan, the Plan will remain in effect.

STOCKHOLDERS’ PROPOSALS

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, in order to be considered for inclusion in the Company’s proxy statement and form of proxy for next year’s Annual Meeting of Stockholders, any stockholder proposals must be received at the Company’s principal executive offices on or before June 21, 2008. Proposals should be sent to the Company’s Secretary at Four Duke Place, Norwalk, Connecticut 06854. All proposals must also comply with the applicable requirements of the federal securities laws in order to be included in the Company’s proxy statement and form of proxy for the 2008 Annual Meeting of Stockholders.

In addition, a stockholder who wishes to bring business before the 2008 Annual Meeting of Stockholders that will not be included in the Company’s proxy materials must be a stockholder of record at the time notice of the proposal is delivered to the Company’s Secretary, must be entitled to vote at the meeting, and must provide written notice of the proposal to the Company’s Secretary at Four Duke Place, Norwalk, Connecticut 06854, no earlier than the close of business on August 22, 2008 and no later than the close of business on September 11, 2008. Such business must be a proper matter for stockholder action, and the notice must contain certain information and representations and otherwise comply with the requirements set forth in the Company’s Bylaws. You may contact the Company’s Secretary at the address mentioned above for a copy of the relevant Bylaw provisions regarding the requirements for making shareholder proposals. The Bylaw requirements are separate and apart from and in addition to the Securities and Exchange Commission’s requirements that a shareholder must satisfy to have a shareholder proposal included in the Company’s proxy statement under Securities Exchange Act Rule 14a-8.

In addition, if a stockholder submits a proposal outside of Securities Exchange Act Rule 14a-8 for the 2008 Annual Meeting of Stockholders, and the proposal is not received by the Company by the close of business on September 11, 2008, proxies solicited by the Board of Directors for the 2008 Annual Meeting of Stockholders will confer discretionary authority to vote on the proposal at the meeting.

OTHER MATTERS

The Board of Directors does not know of any matters that may come before the Annual Meeting other than those set forth in the Notice of Annual Meeting of Stockholders and in this Proxy Statement. However, if any other matters properly come before the Annual Meeting of Stockholders, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

The cost of the solicitation of proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited personally, or by telephone or facsimile, by regular employees of the Company or others affiliated with the Company. The Company may engage a proxy solicitation firm to assist in the solicitation of proxies and the cost, if any, for such service will be paid by the Company. The Company will reimburse brokers and other persons holding stock in their names or in the names of nominees for their expenses in sending or forwarding proxy material to principals.

All stockholders are urged to execute, date and return promptly the enclosed form of proxy in the enclosed return envelope, regardless of whether they intend to be present in person at the Annual Meeting.

By Order of the Board of Directors

JOSEPH MAYERICK, JR.
Secretary

Norwalk, Connecticut

Dated: October 19, 2007

APPENDIX A

BOLT TECHNOLOGY CORPORATION

EXECUTIVE COMPENSATION COMMITTEE CHARTER

The Executive Compensation Committee (the “Committee”) of Bolt Technology Corporation (the “Company”) shall consist of at least three members who at all times shall be members of the Board of Directors, all of whom, individually and as a group meet all applicable independence and experience qualifications as required by law, including without limitation, the Securities Exchange Act of 1934, as amended, and any regulations promulgated thereunder, as well as the bylaws and regulations of the American Stock Exchange. The members of the Committee shall be designated by resolution of the Board of Directors, each such member to serve until he is no longer a director or until removed and a successor is elected by the Board of Directors, whichever shall first occur.

PURPOSE

The purposes of the Committee shall be to:

1. assist the Board of Directors in discharging its responsibilities with respect to compensation of the Company’s Chief Executive Officer and other executive officers and the members of the Company’s Board of Directors; and

2. assist the Board of Directors in carrying out other functions pertaining to compensation of other employees as requested from time to time.

The purposes of the Committee shall remain flexible in order that the Committee is in the best position to react to changing conditions and to assure the Board of Directors and shareholders of the Company that the Company is best able to attract and retain directors and officers of the highest quality.

COMMITTEE AUTHORITY AND RESPONSIBILITIES

1. The Committee’s responsibilities shall include:

a. Determining, or recommending to the Board of Directors for determination, on an annual basis the compensation level, including annual salary and annual discretionary bonus, of the Company’s Chief Executive Officer and other executive officers. In making such determination or recommendation, the Committee may consider the compensation awarded to officers of similarly situated companies, the Company’s performance, the individuals’ performance, compensation given to the Company’s officers in past years or any other factor the Committee, in its discretion, deems appropriate.

b. Reviewing and recommending to the Board of Directors the form and amount of compensation of members of the Board of Directors, including compensation for committee service or for service as chairperson of a committee.

c. Reviewing and discussing with the Company’s management the Compensation Discussion and Analysis (“CD&A”) required by Securities and Exchange Commission proxy rules to be included in the Company’s proxy statement for each year’s annual meeting of stockholders and, based on such review and discussion, determining whether the CD&A is sufficient to recommend to the Board of Directors for inclusion in the Company’s annual proxy statement; and issuing the annual report of the Committee required by Securities and Exchange Commission proxy rules to be included in the Company’s proxy statement for each year’s annual meeting of stockholders.

d. Performing any other duties or responsibilities expressly delegated to the Committee by the Board of Directors from time to time.

2. The Committee may delegate its authority to subcommittees or to one member, as the Committee deems appropriate, provided that any subcommittee or individual delegate shall report any actions taken by such subcommittee or individual delegate to the whole Committee at its next regularly scheduled meeting.

3. The Chairman of the Committee shall be designated by the Board of Directors, provided that if the Board of Directors does not so designate a Chairman, the members of the Committee, by majority vote, may designate a Chairman. The Chairman shall be responsible for leadership of the Committee, including preparing the agenda, presiding over the meetings, making committee assignments and reporting for the Committee to the Board of Directors at the Board of Director’s next regularly scheduled meeting following each meeting of the Committee.

4. The timing and frequency of the Committee’s meetings will be determined by the Committee; however, the Committee will meet at least once each year.

5. The Committee shall have the authority to confer with the Chief Executive Officer and other management of the Company to the extent it may deem necessary or appropriate to fulfill its duties and may invite such individuals to participate in Committee meetings; provided, however, that the Chief Executive Officer may not be present during the Committee’s deliberations or voting regarding any aspect of the Chief Executive Officer’s compensation. The Committee may engage legal, accounting or other advisors that it determines are necessary or appropriate to carry out its duties. The Committee shall receive appropriate funding, as determined by the Committee, from the Company for payment of fees related to the retention of such advisors.

6. The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board of Directors for approval.

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APPENDIX B

BOLT TECHNOLOGY CORPORATION

NOMINATING COMMITTEE CHARTER

The Nominating Committee (the “Committee”) of Bolt Technology Corporation (the “Company”) shall consist of at least three members who at all times shall be members of the Board of Directors, all of whom, individually and as a group, meet all applicable independence and experience qualifications as required by law, including without limitation, the Securities Exchange Act of 1934, as amended, and any regulations promulgated thereunder, as well as the bylaws and regulations of the American Stock Exchange. The members of the Committee shall be designated by resolution of the Board of Directors, each such member to serve until he is no longer a director or until removed and a successor is elected by the Board of Directors, whichever shall first occur.

PURPOSE

The Committee shall:

1. identify individuals qualified to become directors of the Company consistent with criteria approved by the Board of Directors;

2. recommend to the Board of Directors candidates to stand for election to the Board at the next annual meeting of stockholders;

3. recommend to the Board of Directors names of individuals to fill any vacancies on the Board of Directors that arise between annual meetings of stockholders; and

4. Consider from time to time the Board of Directors committee structure and makeup.

COMMITTEE AUTHORITY AND RESPONSIBILITIES

1. The Committee’s responsibilities shall include:

a. working with the full Board of Directors to establish criteria for membership on the Board of Directors;

b. reviewing the qualifications of each candidate and any incumbent for election as a director of the Company and any potential conflicts with the Company’s interests;

c. assessing the performance of incumbent directors whose terms are expiring prior to recommending their renomination to the Board of Directors;

d. considering the nomination of a candidate proposed by any stockholder for election as a director of the Company in accordance with procedures approved by the Board of Directors; and

e. making recommendations to the full Board of Directors with respect to these matters and with respect to the removal of a director.

In the event that the Company is legally required by contract or otherwise to provide third parties with the ability to designate directors, the selection and nomination of such directors need not be subject to the process set forth herein.

2. The Committee shall review the Board of Directors’ committee structure and recommend to the Board of Directors for its approval directors to serve as members of each committee. The Committee shall recommend additional committee members to fill vacancies as needed.

3. The Committee may delegate its authority to subcommittees or to one member, as the Committee deems appropriate, provided that any subcommittee or individual delegate shall report any actions taken by such subcommittee or individual delegate to the whole Committee at its next regularly scheduled meeting.

4. The Chairman of the Committee shall be designated by the Board of Directors, provided that if the Board of Directors does not so designate a Chairman, the members of the Committee, by majority vote, may designate a Chairman. The Chairman shall be responsible for leadership of the Committee, including preparing the agenda, presiding over the meetings, making committee assignments and reporting for the Committee to the Board of Directors at the Board of Director’s next regularly scheduled meeting following each meeting of the Committee.

5. The Committee shall have the sole authority to retain and terminate any search firm to be used to identify director candidates, including sole authority to approve the search firm’s fees and other retention terms. The Committee shall have the authority to confer with the Chief Executive Officer and other management of the Company to the extent it may deem necessary or appropriate to fulfill its duties and may invite such individuals to participate in Committee meetings. The Committee may engage legal, accounting or other advisors that it determines are necessary or appropriate to carry out its duties. The Committee shall receive appropriate funding, as determined by the Committee, from the Company for payment of fees related to the retention of such advisors.

6. The Nominating Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board of Directors for approval.

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APPENDIX C

BOLT TECHNOLOGY CORPORATION

AMENDED AND RESTATED

2006 STOCK OPTION AND RESTRICTED STOCK PLAN

1. Purpose. The purpose of the Bolt Technology Corporation Amended and Restated 2006 Stock Option and Restricted Stock Plan (the “Plan”) is to recognize the contributions made by Employees and Directors of Bolt Technology Corporation (the “Company”) or a Subsidiary and to provide such persons with an additional incentive to use maximum efforts for the future success of the Company and any Subsidiary and to enhance the ability of the Company or a Subsidiary to attract, retain and motivate individuals upon whom the Company’s sustained growth and financial success depend by providing such persons with an opportunity to acquire or increase their proprietary interest in the Company through receipt of rights to acquire Common Stock or receipt of awards of Restricted Stock or both.

2. Definitions. As used in the Plan, the following definitions shall apply to the capitalized terms indicated below:

“Award” means any right granted under the Plan, including an Option or an award of Restricted Stock.

“Award Document” means an Option Document or a Restricted Stock Award Agreement.

“Board” or “Board of Directors” means the Board of Directors of the Company duly elected by the shareholders of the Company.

“Change of Control” means the earliest to occur of any of the following events: (i) the shareholders of the Company (or the Board of Directors, if shareholder action is not required) approve a sale or other disposition of all or substantially all of the assets of the Company, other than to a Subsidiary; (ii) the shareholders of the Company (or the Board of Directors, if shareholder action is not required) approve a merger, plan of reorganization, consolidation or share exchange with any other entity, and immediately following such a transaction the holders of the voting securities of the Company or such surviving entity immediately prior to such transaction hold securities representing fifty percent (50%) or less of the combined voting power of the voting securities of the Company or such surviving entity immediately after such transaction; or (iii) the date any entity, person or group, within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, as amended, other than the Company or any of its Subsidiaries or any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its Subsidiaries shall have become the beneficial owner of, or shall have obtained voting control over, more than fifty percent (50%) of the outstanding Shares of the Company’s Common Stock; provided, however, that as to any award under the Plan that consists of deferred compensation subject to Section 409A of the Code, the definition of “Change of Control” shall be deemed modified to the extent necessary to comply with Section 409A of the Code.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the Board of Directors, or a committee of the Board of Directors appointed in accordance with Section 3 of the Plan, when acting in connection with the administration of the Plan.

“Common Stock” means the common stock, no par value, of the Company.

“Company” means Bolt Technology Corporation, a Connecticut corporation.

“Continuous Service” means that the Participant’s service with the Company or a Subsidiary, whether as an Employee or Director, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or a Subsidiary as an Employee or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service. For example, a change in status from an Employee of the Company to a Director will not constitute an interruption of Continuous Service. Notwithstanding the foregoing, a Participant’s Continuous Service shall be deemed to have terminated with respect to all Incentive Stock Options granted to such Participant on such date as such Participant’s Continuous Service as an Employee terminates. To the extent permitted by law and any leave of absence policy of the Company, the Committee or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave; provided, however, a Participant’s Continuous Service shall not be deemed to have been terminated because of an approved leave of absence from active service with the Company or a Subsidiary on account of temporary illness, authorized vacation, or granted for reasons of professional advancement, education, health, or government service, or during military leave for any period that is required by the Uniformed Services Employment and Reemployment Rights Act of 1994, as amended (“USERRA”) (if the Participant returns to active service with the Company or a Subsidiary within the period required by USSERA after termination of military leave), or during any period required to be treated as a leave of absence by virtue of any applicable and binding statute (such as the Family and Medical Leave Act of 1993, as amended), personnel policy, or employment agreement. Whether an authorized leave of absence constitutes termination of Continuous Service hereunder shall be determined by the Committee.

“Director” means each member of the Board of Directors of the Company.

“Disability” means (i) in the case of a Participant who receives a Nonqualified Stock Option or an award of Restricted Stock and whose employment arrangement with the Company or a Subsidiary is subject to the terms of an employment agreement between such Participant and the Company or Subsidiary, which employment agreement includes a definition of “Disability,” the meaning set forth in such agreement for “Disability” during the period that agreement remains in effect; and (ii) in all other cases, the term “Disability” as used in this Plan or any Award Document shall have the meaning set forth in Section 22(e)(3) of the Code; provided, however, that as to any award under the Plan that consists of deferred compensation subject to Section 409A of the Code, the definition of “Disability” shall be deemed modified to the extent necessary to comply with Section 409A of the Code.

“Employee” means any person, including officers, employed by the Company or a Subsidiary. However, service solely as a Director, or payment of a fee for such service, shall not cause a Director to be considered an “Employee” for purposes of the Plan.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of a particular date, the value of the Common Stock determined as follows: (i) if the Common Stock is traded in a public market, then the Fair Market Value per share shall be, (A) if the Common Stock is listed on a national securities exchange or included in the NASDAQ Stock Market, the last reported sale price thereof on the relevant date (or if no Shares of Common Stock were traded on such date, the next preceding date on which the Common Stock was traded), or (B) if the Common Stock is not so listed or included, the average of the last reported “bid” and “asked” prices thereof on the relevant date (or if no Shares of Common Stock were traded on such date, the next preceding date on which the Common Stock was traded) as reported on the OTC Bulletin Board, or the Fair Market Value per share as determined by any other method adopted by the Committee from time to time as the Committee may deem appropriate or as may be required in order to comply with applicable laws and regulations; and (ii) at any time at which the Common Stock is not traded in a public market, then the Fair Market Value per share shall be determined by the Board, acting in good faith using a reasonable application of a reasonable method taking into consideration the provisions of the Treasury Regulations promulgated under Section 409A of the Code, and such determination shall be final and binding for all purposes of the Plan.

“Incentive Stock Option” or “ISO” means an Option that is intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code.

“Non-Employee Director” means a Director who either (i) is not a current Employee or officer of the Company or a Subsidiary and does not receive compensation directly or indirectly from the Company or a Subsidiary for services rendered as a consultant or in any capacity other than as a Director, or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3 promulgated under the Exchange Act.

“Nonqualified Stock Option” means an Option that is not intended to qualify, or otherwise does not qualify, as an “incentive stock option” within the meaning of Section 422 of the Code.

“Option” means either an ISO or a Nonqualified Stock Option granted under the Plan.

“Option Document” means the document described in Section 7A of the Plan that sets forth the terms and conditions of an Option grant. Each Option Document shall be subject to the terms and conditions of the Plan.

“Optionee” means a person to whom an Option has been granted under the Plan, which Option has not been exercised and has not expired or terminated, or if applicable, such other person who holds an outstanding Option.

“Option Price” means the price at which Shares may be purchased upon exercise of an Option determined in accordance with Section 7A(b) of the Plan.

“Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

“Restricted Stock” means Shares awarded pursuant to Section 7B under the Plan, subject to any restrictions or conditions as are established pursuant to the Plan.

“Restricted Stock Award Agreement” means the agreement described in Section 7B of the Plan that sets forth the terms and conditions of an award of Restricted Stock. Each Restricted Stock Award Agreement shall be subject to the terms and conditions of the Plan.

“Securities Act” means the Securities Act of 1933, as amended.

“Shares” means the shares of Common Stock of the Company that are the subject of Awards.

“Subsidiary” means a corporation that is a subsidiary corporation with respect to the Company within the meaning of Section 424(f) of the Code.

“Ten Percent Shareholder” means an Employee who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of a Subsidiary.

3. Administration of the Plan. The Plan shall be administered by the Board; however, the Board may designate a committee composed of two or more Non-Employee Directors to administer the Plan in its stead. Any such committee so designated by the Board to administer the Plan shall be constituted as necessary to comply with the legal requirements, if any, relating to the administration of the types of Awards granted under the Plan imposed by applicable corporate and securities laws, the Code and any stock exchange or national market system upon which the Common Stock is then listed or traded. Notwithstanding anything to the contrary contained in this Section 3, the Board shall constitute the Committee and administer the Plan with respect to Awards granted to Non-Employee Directors.

(a) Meetings. The Committee may hold meetings at such times and places as it may determine. Acts approved at a meeting by a majority of the members of the Committee or acts approved in writing by the unanimous consent of the members of the Committee shall be the valid acts of the Committee.

(b) Powers of Committee. The Committee shall have the power, subject to the express provisions of the Plan:

(i) To determine from time to time which of the eligible persons under the Plan shall be granted Awards; when and how each Award shall be granted; what type or combinations of types of Awards shall be granted; the provisions of each Award granted, which need not be identical, including any terms of vesting of any Option granted and the price at which the Option shall be granted, and any restrictions (including, without limitation, any risk of forfeiture) and the purchase price, if any, of any Restricted Stock awarded; and, the number of Shares subject to the Award.

(ii) To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Committee, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award Document in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(iii) Generally, to exercise such other powers and perform such acts as the Committee deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or any Awards.

(iv) The Committee may delegate to officers or employees of the Company or a Subsidiary the authority, subject to such terms as the Committee may determine, to perform administrative functions with respect to the Plan and Award Documents.

(c) Exculpation. No member of the Committee shall be personally liable for monetary damages for any action taken or any failure to take any action in connection with the administration of the Plan or the granting of Awards under the Plan, provided that this Subsection 3(c) shall not apply to: (i) any breach of such member’s duty of loyalty to the Company or its shareholders; (ii) acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law; (iii) acts or omissions that would result in liability under the circumstances described in the exclusions contained in Section 33-636(b)(4) of the Connecticut Business Corporation Act, as amended; and (iv) any transaction from which the member derived an improper personal benefit.

(d) Indemnification. Service on the Committee shall constitute service as a member of the Board of the Company. Each member of the Committee shall be entitled without further action on such person’s part to indemnity from the Company to the fullest extent provided by applicable law and the Company’s Certificate of Incorporation and/or Bylaws in connection with or arising out of any action, suit or proceeding with respect to the administration of the Plan or the granting of Awards thereunder in which such person may be involved by reason of such person’s being or having been a member of the Committee, whether or not such person continues to be a member of the Committee at the time of the action, suit or proceeding.

(e) Effect of Committee Action. The Committee’s determinations under the Plan (including, without limitation, determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the Award Documents evidencing same) shall be made in its discretion and need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated. All determinations and interpretations made by the Committee shall be final, binding and conclusive on all persons, including without limitation, all Participants and persons claiming rights from or through a Participant.

4. Shares Subject to Plan. Subject to adjustment as provided in Section 9, the number of Shares that may be issued pursuant to Awards shall not exceed, in the aggregate, 500,000 Shares; provided that the number of shares that may be issued pursuant to awards of Restricted Stock shall not exceed, in the aggregate, 150,000 Shares. The Shares shall be issued from authorized and unissued or reacquired Common Stock, including Shares repurchased by the Company. If an Option shall for any reason expire or otherwise terminate without having been exercised in full for any reason, or if all or any portion of the Shares of Restricted Stock subject to an award of Restricted Stock shall be forfeited for any reason, the Shares for which the Option was not exercised or the Shares so forfeited shall revert to, and may again become available for the grant of one or more Awards under the Plan. No Awards shall be granted under the Plan after June 30, 2016; provided, however, that all Awards granted under the Plan prior to such date shall remain in effect until: (i) in the case of Options, such Options have been exercised or terminated in accordance with the Plan and the terms of such Options, or (ii) in the case of an award of Restricted Stock, the Shares subject to such Award are no longer subject to any restrictions (including, without limitation, any risk of forfeiture) or have been returned to the Company in accordance with the Plan and the terms of the applicable Restricted Stock Award Agreement.

5. Eligibility.

(a) Eligibility for Grant of Awards. Nonqualified Stock Options shall be granted to Non-Employee Directors as set forth in Section 6, and may otherwise be granted to Non-Employee Directors at the discretion of the Committee. Nonqualified Stock Options and/or ISOs (or a combination thereof) may be granted to Employees of the Company or its Subsidiaries, at the discretion of the Committee. Restricted Stock may be awarded to Employees of the Company or its Subsidiaries or Directors, at the discretion of the Committee.

(b) Ten Percent Shareholders. A Ten Percent Shareholder shall not be granted an ISO unless the exercise price of such Option is at least 110% of the Fair Market Value of the Common Stock on the date of grant, and the Option is not exercisable after the expiration of five (5) years from the date of grant.

(c) Committee To Determine. The Committee, in its sole discretion, shall determine all questions of eligibility to receive Awards under the Plan.

6. Non-Employee Director Option Grants under the Plan. Notwithstanding any provision of the Plan to the contrary, each Non-Employee Director of the Company who was elected at the Company’s Annual Meeting of Shareholders held in 2003, 2004 or 2005, shall be granted a Nonqualified Stock Option to purchase 3,000 Shares of Common Stock upon approval of the Plan by the shareholders of the Company. Each Non-Employee Director of the Company who is elected by the shareholders of the Company at the Company’s Annual Meeting of

Shareholders held in 2006 and in each year of election thereafter ending with the year 2015, shall be granted a Nonqualified Stock Option to purchase 5,000 Shares of Common Stock on the date so elected to the Board. Each Option granted pursuant to this Section 6 shall have an Option Term of five (5) years from the date it is granted and shall be first exercisable as to twenty-five percent (25%) of the Shares covered under the Option in each of years two through five of its term (each year commencing on the anniversary date of the grant).

7. Award Documents and Terms.

A. Option Documents and Terms. Each Option granted under the Plan shall be a Nonqualified Stock Option, unless the Option specifically shall be designated at the time of grant to be an ISO. If any Option designated as an ISO is determined for any reason not to qualify as an incentive stock option within the meaning of Section 422 of the Code, such Option shall be treated as a Nonqualified Stock Option for all purposes under the provisions of the Plan. Each Option granted pursuant to the Plan shall be evidenced by an Option Document in such form as the Committee shall from time to time approve, which Option Document shall comply with and be subject to the following terms and conditions and such other terms and conditions as the Committee shall from time to time require that are not inconsistent with the terms of the Plan.

(a) Number of Option Shares. Each Option Document shall state the number of Shares to which it pertains. An Optionee may receive more than one Option and the Options received may include Options that are intended to be ISOs and Options that are not intended to be ISOs, but only on the terms, and subject to the conditions and restrictions, of the Plan.

(b) Option Price. Each Option Document shall state the Option Price applicable to the Option granted therein. Subject to the provisions of Section 5(b) with respect to a Ten Percent Shareholder granted an ISO, the exercise price of any Option, whether a Nonqualified Stock Option or an ISO, shall in no event ever be less than 100% of the Fair Market Value of the Shares subject to the Option on the date the Option is granted as determined by the Committee in accordance with this Section 7A(b). Notwithstanding the foregoing, an Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

(c) Exercise. No Option shall be exercisable during the year ending on the first anniversary date of the granting of the Option. No Option shall be deemed to have been exercised prior to the receipt by the Company of written notice of such exercise and of payment in full of the Option price for the Shares to be purchased. Each such notice shall specify the number of Shares to be purchased and (unless the Shares are covered by a then current registration statement or a notification under Regulation A under the Securities Act) shall contain the Optionee’s acknowledgment in form and substance satisfactory to the Company that: (i) such Shares are being purchased for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the Securities Act); (ii) the Optionee has been advised and understands that (A) the Shares have not been registered under the Securities Act and are “restricted securities” within the meaning of Rule 144 under the Securities Act and are subject to restrictions on transfer, and (B) the Company is under no obligation to register the Shares under the Securities Act or to take any action which would make available to the Optionee any exemption from such registration; (iii) such Shares may not be transferred without compliance with all applicable federal and state securities laws and any other restrictions contained in the Plan and the applicable Option Document; and (iv) an appropriate legend referring to the foregoing restrictions on transfer and any other restrictions imposed under the Option Documents may be endorsed on the certificates. Notwithstanding the foregoing, if the

Company determines that issuance of Shares should be delayed pending (1) registration under federal or state securities laws, (2) the receipt of an opinion of counsel satisfactory to the Company that an appropriate exemption from such registration is available, (3) the listing or inclusion of the Shares on any securities exchange or an automated quotation system, or (4) the consent or approval of any governmental regulatory body whose consent or approval is necessary in connection with the issuance of such Shares, the Company may defer exercise of any Option granted hereunder until any of the events described in this sentence has occurred.

(d) Medium of Payment. The purchase price of Common Stock acquired pursuant to the exercise of an Option shall be paid, to the extent permitted by applicable law and as determined by the Committee in its sole discretion, by one or more of the following methods. The Committee shall have authority to grant Options that do not entitle the Optionee to use all methods or that require prior written consent of the Company to use certain of the methods. The methods of payment of the Option price are:

(i) cash or check payable in clearinghouse funds to the order of the Company;

(ii) by delivery to the Company of other Shares of Common Stock which, unless otherwise determined by the Committee, have been held for more than six (6) months;

(iii) by a “net exercise” arrangement pursuant to which the Company will reduce the number of Shares issued upon exercise by the largest whole number of the Shares with a Fair Market Value that does not exceed the Option price; provided, however, that the Company shall accept cash or other payment from the Optionee to the extent of any remaining balance of the aggregate Option price not so satisfied, provided further that the Shares will no longer be outstanding under an Option and will not be exercisable thereafter to the extent so applied or withheld to satisfy tax withholding obligations pursuant to Section 11 below; or

(iv) any other form of legal consideration that may be acceptable to the Committee.

(e) Vesting. The total number of Shares subject to an Option may vest and therefore become exercisable in periodic installments that may or may not be equal. An Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on the satisfaction of certain performance criteria) as the Committee may deem appropriate. The vesting provisions of individual Options may vary.

(f) Termination of Options.

(i) No Option shall be exercisable after the first to occur of the following:

(A) Expiration of the Option term specified in the Option Document, which expiration shall occur no later than (1) ten (10) years from the date of grant, or (2) five (5) years from the date of grant of an ISO if the Optionee on the date of grant is a Ten Percent Shareholder;

(B) Unless otherwise set forth in the Option Document, expiration of three (3) months from the date the Optionee’s Continuous Service terminates by reason of the Optionee’s retirement or Disability; provided however, that if the Optionee dies within such three-month period, any unexercised Option, to the extent to which it was exercisable at the time of his death, shall thereafter be exercisable for a period not exceeding fifteen (15) months from the date of his death;

(C) Unless otherwise set forth in the Option Document, expiration of fifteen (15) months from the date Optionee’s Continuous Service terminates due to the Optionee’s death;

(D) Unless otherwise set forth in the Option Document or in (E) below with respect to Non-Employee Director Options, upon the termination date of the Optionee’s Continuous Service in the event that the Optionee’s Continuous Service is terminated for any reason other than death, Disability or retirement; or

(E) Notwithstanding (B) and (D) above, in the case of Options granted to Non-Employee Directors pursuant to Section 6 above, expiration of a period of thirty (30) days from the date the Optionee’s Continuous Service terminates; provided however, that if the Non-Employee Director dies within such thirty (30) days, any unexercised Option, to the extent to which it was exercisable at the time of his death, shall thereafter be exercisable for a period not exceeding fifteen (15) months from the date of his death; or

(F) The date, if any, set by the Board of Directors or the Committee as an accelerated expiration date in the event of the liquidation or dissolution of the Company or a Change of Control.

(ii) Notwithstanding the foregoing, if an Optionee’s employment terminates by death, Disability or retirement after the first anniversary date of the granting of the Option and prior to an installment of his Option (other than the first installment) becoming exercisable and if there are no conditions to the next succeeding installment becoming exercisable other than the passage of time, his Option thereupon shall become exercisable with respect to a number of Shares (in addition to Shares covered by installments theretofore matured) equal to a pro rata portion of the Shares for which it would become exercisable upon the maturity of the next succeeding installment, such pro rata portion to be based upon the proportion which the number of full months in the period beginning with the maturity date of the next preceding installment and ending with such termination of his employment bears to the total number of full months in the period beginning with the maturity date of the next preceding installment and ending with the maturity date of the next succeeding installment.

(iii) Notwithstanding the foregoing, the Committee may extend the period during which all or any portion of an Option may be exercised to a date no later than the Option term specified in the Option Document pursuant to Subsection 7A(f)(i)(A), provided that any change pursuant to this Subsection 7A(f)(iii) which would cause an ISO to become a Nonqualified Stock Option may be made only with the consent of the Optionee.

(g) Transferability of Options. Unless otherwise determined by the Committee with respect to a Nonqualified Stock Option, no Option granted under the Plan may be transferred, except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of an Optionee only by the Optionee. Notwithstanding the foregoing, an Optionee may, by delivering written notice to the Company in form satisfactory to the Company, designate a third party who, in the event of the Optionee’s death, shall thereafter be entitled to exercise the Option.

(h) Limitation on ISO Grants. To the extent that the aggregate Fair Market Value of the Shares of Common Stock (determined at the time the ISO is granted) with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year under all incentive stock option plans of the Company or its Subsidiaries in which such Optionee has been granted ISOs exceeds $100,000, the Options or portions thereof that exceed such limit (according to the order in which they were granted) shall be treated as Nonqualified Stock Options, notwithstanding any contrary provision of the applicable Option Document.

(i) Compliance with Section 409A of the Code. Notwithstanding anything to the contrary set forth herein, any Option shall contain such provisions such that such Option will comply with the requirements of Section 409A of the Code. Such provisions, if any, shall be determined by the Committee and shall be set forth in the Option Document evidencing such Option.

(j) Other Provisions. Subject to the provisions of the Plan, the Option Documents shall contain such other provisions including, without limitation, additional restrictions upon the exercise of the Option or additional limitations upon the term of the Option, as the Committee shall deem advisable.

(k) Amendment. Subject to the provisions of the Plan, the Committee shall have the right to amend Option Documents issued to an Optionee, subject to the Optionee’s consent if such amendment is not favorable to the Optionee, except that the consent of the Optionee shall not be required for any amendment made pursuant to Subsection 7A(f)(i)(F) or Sections 8 and 9 of the Plan, as applicable.

B. Restricted Stock Award Agreements and Terms. Each award of Restricted Stock pursuant to the Plan shall be evidenced by a Restricted Stock Award Agreement in such form as the Committee shall from time to time approve, which Restricted Stock Award Agreement shall comply with and be subject to the following terms and conditions and such other terms and conditions as the Committee shall from time to time require that are not inconsistent with the terms of the Plan. A Participant shall have no rights with respect to the Shares of Restricted Stock covered by a Restricted Stock Award Agreement until the Participant has executed and delivered to the Company the applicable Restricted Stock Award Agreement and paid the full purchase price, if any, for said Shares to the Company in the manner set forth in the Restricted Stock Award Agreement.

(a) Number of Shares of Restricted Stock. Each Restricted Stock Award Agreement shall state the number of Shares to which it pertains. Participants may receive more than one award of Restricted Stock, but only on the terms, and subject to the conditions and restrictions, of the Plan.

(b) Purchase Price. Restricted Stock may be awarded for such consideration as is determined by the Committee in its sole discretion, including no consideration or such minimum consideration as may be required by applicable law.

(c) Medium of Payment. The purchase price, if any, payable to purchase Restricted Stock shall be paid by cash or check payable in clearinghouse funds to the order of the Company, or any other form of legal consideration that may be acceptable to the Committee in its sole discretion and permissible under applicable law.

(d) Restrictions. Each Restricted Stock Award Agreement shall state the terms and conditions, if any, pursuant to which the Participant shall acquire a nonforfeitable right to the Shares awarded as Restricted Stock. Shares may become nonforfeitable immediately or in periodic installments that may or may not be equal. An award of Restricted Stock may be subject to such other terms and conditions on the time or times when the Shares under such award shall become nonforfeitable (which may be based on the satisfaction of certain performance criteria), or such other restrictions (including, without limitation, limitations on the right to vote the Shares or the right to receive dividends on the Shares), as the Committee may deem appropriate. Restrictions with respect to individual awards of Restricted Stock may vary. Unless the Committee determines otherwise, certificates evidencing Shares of Restricted Stock shall (i) bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock and (ii) remain in the possession of the Company until such time as all applicable restrictions lapse.

(e) Termination. Unless otherwise provided in the Restricted Stock Award Agreement, any Shares under an award of Restricted Stock that remain subject to a risk of forfeiture on the date a Participant’s

Continuous Service terminates shall be forfeited and automatically transferred to and reacquired by the Company at no cost to the Company, and neither the Participant nor his or her heirs, executors, administrators or successors shall have any right or interest in such Restricted Stock or the award of Restricted Stock.

(f) Transferability. Shares of Restricted Stock shall not be sold, assigned, exchanged, transferred, pledged, hypothecated or otherwise disposed of by the Participant except as expressly permitted by the terms and conditions of the Restricted Stock Award Agreement, as the Committee shall determine in its discretion, so long as such Shares remain subject to the terms of the Restricted Stock Award Agreement.

(g) Issuance of Restricted Stock. Unless the Shares are covered by a then current registration statement or a notification under Regulation A under the Securities Act, each Restricted Stock Award Agreement shall contain the Participant’s acknowledgment in form and substance satisfactory to the Company that: (i) such Shares are being purchased for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the Securities Act); (ii) the Participant has been advised and understands that (A) the Shares have not been registered under the Securities Act and are “restricted securities” within the meaning of Rule 144 under the Securities Act and are subject to restrictions on transfer, and (B) the Company is under no obligation to register the Shares under the Securities Act or to take any action which would make available to the Participant any exemption from such registration; (iii) such Shares may not be transferred without compliance with all applicable federal and state securities laws and any other restrictions contained in the Plan and the applicable Restricted Stock Award Agreement; and (iv) an appropriate legend referring to the foregoing restrictions on transfer and any other restrictions imposed under the Restricted Stock Award Agreement may be endorsed on the certificates. Notwithstanding the foregoing, if the Company determines that issuance of Shares should be delayed pending (1) registration under federal or state securities laws, (2) the receipt of an opinion of counsel satisfactory to the Company that an appropriate exemption from such registration is available, (3) the listing or inclusion of the Shares on any securities exchange or an automated quotation system, or (4) the consent or approval of any governmental regulatory body whose consent or approval is necessary in connection with the issuance of such Shares, the Company may defer issuance of any Shares under an award of Restricted Stock granted hereunder until any of the events described in this sentence has occurred.

(h) Compliance with Section 409A of the Code. Notwithstanding anything to the contrary set forth herein, any award of Restricted Stock shall contain such provisions such that such award will comply with the requirements of Section 409A of the Code. Such provisions, if any, shall be determined by the Committee and shall be set forth in the Restricted Stock Award Agreement evidencing such award.

(i) Other Provisions. Subject to the provisions of the Plan, the Restricted Stock Award Agreement shall contain such other provisions including, without limitation, additional terms and conditions with respect to when the Participant will obtain a nonforfeitable right to the Shares, as the Committee shall deem advisable.

(j) Amendment. Subject to the provisions of the Plan, the Committee shall have the right to amend Restricted Stock Award Agreements issued to a Participant, subject to the Participant’s consent if such amendment is not favorable to the Participant, except that the consent of the Participant shall not be required for any amendment made pursuant to Sections 8 and 9 of the Plan, as applicable.

8. Change of Control.

(a) Options. Unless otherwise provided in an applicable Option Document, immediately following the consummation of a Change of Control, all outstanding Options shall terminate and cease to be outstanding, except to the extent assumed by a successor corporation (or parent thereof) or otherwise expressly continued in full force and effect pursuant to the terms of any agreement governing a Change of Control. If Options terminate and are not assumed in connection with a Change of Control, all holders of such Options shall receive the same consideration that shareholders receive upon such Change of Control to the extent that such Options are vested immediately prior to such Change of Control reduced by the Option price such Optionee would have had to pay upon the exercise of their respective Options and any applicable withholding taxes. The Committee may provide for full or partial vesting of any outstanding Option prior to a Change of Control in the applicable Option Document or by unilateral amendment to any such Option Document after the grant of any such Option.

(b) Restricted Stock. The Committee shall have the discretion to provide in each Restricted Stock Award Agreement the terms and conditions that relate to the lapse of any restrictions on the Shares of Restricted Stock subject thereto, including without limitation any risk of forfeiture, in the event of a Change in Control, which terms and conditions may vary in each Restricted Stock Award Agreement. The Committee may provide for lapse of restrictions on any Shares subject to an award of Restricted Stock prior to a Change of Control in the applicable Restricted Stock Award Agreement or by unilateral amendment to any such Restricted Stock Award Agreement after the grant of any such award.

9. Adjustments on Changes in Capitalization. The aggregate number of Shares and class of Shares as to which Awards may be granted hereunder, the number and class or classes of Shares covered by each outstanding Award and the Option price or purchase price, as applicable, thereof, shall be proportionately adjusted in the event of a stock dividend, stock split, recapitalization or other change in the number or class of issued and outstanding equity securities of the Company resulting from a subdivision or consolidation of the Common Stock and/or a recapitalization, reorganization or other capital adjustment (not including the issuance of Common Stock on the conversion or exchange of other securities of the Company which are convertible into or exchangeable for Common Stock) affecting the Common Stock which is effected without receipt of consideration by the Company. The Committee shall have authority to determine the adjustments to be made under this Section, and any such determination by the Committee shall be final, binding and conclusive; provided, however, that no adjustment shall be made which will cause an ISO to lose its status as such without the consent of the Optionee, except in the case of any adjustment that may be deemed to have been made pursuant to a Change of Control under Section 8.

10. No Commitment to Retain. The grant of an Award pursuant to the Plan shall not be construed to imply or to constitute evidence of any agreement, express or implied, on the part of the Company or any Subsidiary to retain the Participant in the employ or service of the Company or a Subsidiary and/or as a member of the Company’s Board or in any other capacity, or interfere in any way with the right of the Company or a Subsidiary to terminate the services of a Participant.

11. Withholding of Taxes. Whenever the Company proposes or is required to deliver or transfer Shares in connection with the exercise of an Option or an award of Restricted Stock, the Company shall have the right to: (a) require the recipient to remit or otherwise make available to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery or transfer of any certificate or certificates for such Shares; or (b) take whatever other action it deems necessary to protect its interests with respect to tax liabilities. The Company’s obligation to make any delivery or transfer of Shares shall be conditioned on the Participant’s compliance, to the Company’s satisfaction, with any withholding requirement. With the consent of the Committee, in its sole discretion, a Participant may satisfy any such withholding obligations by (i) authorizing the Company to withhold sufficient Shares from the Shares otherwise issuable to the Participant as a result of the exercise of the Option or the award of Restricted Stock, provided, however, that no Shares are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (ii) delivering to the Company other owned and unencumbered Shares of Common Stock.

12. Shareholder Rights. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to any Shares subject to an Award unless and until such Participant has satisfied all requirements (i) in the case of an Option, for exercise of the Option pursuant to its terms and (ii) in the case of an award of Restricted Stock, for receipt of Shares subject to the award of Restricted Stock (subject to any restrictions, including, without limitation, any risk of forfeiture) in accordance with the terms of such award.

13. Interpretation. The Plan is intended to enable transactions under the Plan with respect to directors and officers (within the meaning of Section 16(a) under the Exchange Act) to satisfy the conditions of said Rule 16b-3 under the Exchange Act or its successors; to the extent that any provision of the Plan would cause a conflict with such conditions or would cause the administration of the Plan as provided in Section 3 to fail to satisfy the conditions of said Rule 16b-3, such provision shall be deemed null and void to the extent permitted by applicable law. This Section shall not be applicable if no class of the Company’s equity securities is then registered pursuant to Section 12 of the Exchange Act.

14. Amendment or Termination of the Plan. The Board may amend, suspend or terminate the Plan, but no such amendment or termination shall be made which would adversely affect any outstanding Awards without the written consent of the affected Participants. In addition, to the extent necessary to comply with Section 422 of the Code, Section 16b-3 under the Exchange Act or any other applicable law or regulation, including the requirements of any stock exchange or national market system upon which the Common Stock is then listed, the Company shall obtain shareholder approval of any Plan amendment or termination.

15. Term of Plan and Effective Date.

(a) Amendment and Restatement. This Plan amends and restates the Bolt Technology Corporation 2006 Stock Option Plan (the “Original Plan”), which was approved by the Board of Directors on September 28, 2006, and by the shareholders of the Company on November 21, 2006.

(b) Term of Plan. Unless sooner terminated by the Board pursuant to Section 14, the Plan shall automatically terminate on September 27, 2016, the day before the tenth (10th) anniversary of the date the Original Plan was adopted by the Board; provided however, that all applicable provisions with respect to Awards granted prior to such termination shall remain in effect until (i) in the case of Options, all the outstanding Options have been exercised or expired in accordance with the Plan and the terms of the Options and (ii) in the case of Shares of Restricted Stock, all Shares subject to awards of Restricted Stock are no longer subject to any restrictions (including, without limitation, any risk of forfeiture) or have been returned to the Company in accordance with the Plan and the terms of the applicable Restricted Stock Award Agreement.

(c) Effective Date. The Plan is effective as of September 18, 2007, the date on which the Plan was approved by the Board of Directors. The Plan is conditioned on the approval of the shareholders of the

Company within twelve (12) months after the date the Plan was so adopted by the Board. No Awards shall be granted under the Plan until the Plan is duly approved by the shareholders of the Company.

16. Choice of Law. The law of the State of Connecticut shall apply to all matters relating to the construction, validity and interpretation of the Plan and the Awards granted under the Plan, without regard to such state’s conflict of laws principles.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 and 3.	Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

		FOR	WITHHELD FOR ALL			FOR	AGAINST	ABSTAIN
Item 1 —	ELECTION OF DIRECTORS Nominees: Class whose term expires in 2010: 01 Joseph Espeso 02 Michael C. Hedger 03 Stephen F. Ryan	☐	☐	Item 2 —	APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION	☐	☐	☐

				Item 3 —	APPROVAL AND ADOPTION OF THE AMENDED AND RESTATED 2006 STOCK OPTION AND RESTRICTED STOCK PLAN	☐	☐	☐

WITHHELD FOR: (Write name(s) of nominee(s) below.)				Item 4 —	To transact in their discretion such other business as may properly come before the meeting, or any adjournment or postponement thereof.

Signature                                                            Signature                                                        Date

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

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Ù  FOLD AND DETACH HERE  Ù

Admission Ticket

Annual Meeting

of

BOLT TECHNOLOGY CORPORATION

Tuesday, November 20, 2007

10:00 a.m. EST

Doubletree Hotel

789 Connecticut Avenue

Norwalk, Connecticut 06854

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

BOLT TECHNOLOGY CORPORATION

The undersigned hereby appoints Raymond M. Soto and Joseph Mayerick, Jr. proxies, each with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote, as designated on the other side, all the shares of stock of Bolt Technology Corporation standing in the name of the undersigned with all powers which the undersigned would possess if present at the Annual Meeting of Stockholders of the Company to be held November 20, 2007 or any adjournment or postponement thereof.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF DIRECTORS SET FORTH ON THE REVERSE SIDE AND “FOR” ITEMS 2 AND 3.

(Continued, and to be marked, dated and signed, on the reverse side)

Address Change/Comments (mark the corresponding box on the reverse side)

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Ù  FOLD AND DETACH HERE  Ù

BOLT TECHNOLOGY CORPORATION	Annual Meeting of Stockholders November 20, 2007 at 10:00 a.m. EST Doubletree Hotel 789 Connecticut Avenue Norwalk, Connecticut 06854